                                                                    Exhibit 10.6

================================================================================

                           SECOND AMENDED AND RESTATED
                         CLASS B NOTE PURCHASE AGREEMENT

                          Dated as of November 5, 2003

                                      among

                            AMERICREDIT MASTER TRUST,
                                    as Issuer

                          AMERICREDIT FUNDING CORP. VII
                                  as a Seller,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                          as a Seller and as Servicer,

                     THE CLASS B PURCHASERS PARTIES HERETO,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                              Administrative Agent

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                  as an Agent,

                                       and

                         THE OTHER AGENTS PARTIES HERETO

                                   ----------

                                   Relating to
                            AmeriCredit Master Trust
                    Floating Rate Asset Backed Notes, Class B

                                   ----------

================================================================================

          SECOND AMENDED AND RESTATED CLASS B NOTE PURCHASE AGREEMENT, dated as of November 5, 2003, by and among AMERICREDIT MASTER TRUST, a Delaware statutory trust (the "Issuer") AmeriCredit Funding Corp. VII, a Delaware corporation ("AFC"), individually and in its capacity as a seller (in such capacity, a "Seller"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AmeriCredit"), individually, in its capacity as a Seller (together with AFC, the "Sellers") and in its capacity as servicer (in such capacity, the "Servicer"), the CLASS B PURCHASERS (as hereinafter defined) from time to time parties hereto, DEUTSCHE BANK AG, a German banking corporation acting through its New York Branch ("DBNY"), as an agent, and the other AGENTS for the Purchaser Groups from time to time parties hereto (each such party, together with their respective successors in such capacity, an "Agent"), and, DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Issuer, AFC, as a Seller, AmeriCredit, as a Seller and Servicer, certain Class B Purchasers, certain Agents, and DBNY, as an Agent and as the initial Administrative Agent, are parties to a certain Amended and Restated Class B Note Purchase Agreement dated as of February 22, 2002 (the "Existing Class B Note Purchase Agreement");

          WHEREAS, the parties hereto desire to amend and restate the Existing Class B Note Purchase Agreement in the manner, and on the terms and conditions, herein provided;

          WHEREAS, the Sellers, the Servicer, the Issuer and Bank One, NA, a national banking association, as Backup Servicer (including its successors in such capacity, the "Backup Servicer") and Trust Collateral Agent (including its successors in such capacity, the "Trust Collateral Agent") are parties to the Second Amended and Restated Sale and Servicing Agreement, dated as of November 5, 2003 (as the same may from time to time be amended, modified or otherwise supplemented, the "Sale and Servicing Agreement");

          WHEREAS, the Issuer, the Administrative Agent, the Trust Collateral Agent and Bank One, NA, as Trustee (including its successors in such capacity, the "Trustee") are parties to the Second Amended and Restated Indenture, dated as of November 5, 2003 (as the same from time to time be amended, supplemented or otherwise modified, the "Indenture");

          WHEREAS, the Issuer proposes to issue and sell pursuant to the Indenture its Class A-1 Floating Rate Asset Backed Notes (the "Class A-1 Notes"), Class A-2 Floating Rate Asset Backed Notes, (the "Class A-2 Notes"), Class S Swingline Asset Backed Notes, (the "Class S Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "Class C Notes");

          WHEREAS, the Issuer also proposes to issue pursuant to the Indenture additional classes of notes to be designated as the Class D Asset Backed Notes (the "Class D Notes") and Class E Asset Backed Notes (the "Class E Notes");

          WHEREAS, Class E Notes are subordinate to each other class of Notes, the Class D Notes are subordinate to the Class A-1 and A-2 Notes, the Class B Notes, the Class S

Notes and the Class C Notes, the Class C Notes are subordinate to the Class A-1 and A-2 Notes and the Class B Notes and, as set forth in the Indenture, to the Class S Notes, and the Class B Notes are subordinate to the Class A-1 and A-2 Notes and, as set forth in the Indenture, to the Class S Notes;

          WHEREAS, the Issuer proposes to establish a Reserve Account (the "Reserve Account") and a Collateral Account (the "Collateral Account") with the Trustee pursuant to the terms of the Indenture for the benefit of the holders of the Class A Notes, the Class S Notes, the Class B Notes and the Class C Notes;

          WHEREAS, the Class B Purchasers are willing to purchase the Class B Notes in the amount of the Class B Initial Principal Balance (as defined in the Indenture) on the Closing Date (as hereinafter defined) and from time to time thereafter to advance Additional Class B Principal Amounts (as defined in the Indenture) on the terms and conditions provided for herein;

          NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree that the Existing Class B Note Purchase Agreement shall be amended and restated in its entirety as follows:

                              ARTICLE 1  DEFINITIONS

          1.1 Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in Annex A to the Sale and Servicing Agreement or the Indenture.

          "Adjusted Commitment" shall mean on any date of determination, with respect to a Committed Purchaser for a CP Conduit, such Committed Purchaser's Commitment minus the sum of (a) the Class B Principal Balance held by such Committed Purchaser plus (b) the aggregate outstanding principal amount of its Support Advances to such CP Conduit (but excluding any Support Advances made to fund such CP Conduit's obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder).

          "Adjusted Eurodollar Rate" shall mean, for any Fixed Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

                                              LIBOR Rate
     Adjusted Eurodollar Rate    =    --------------------------
                                      1-LIBOR Reserve Percentage

on the first day of such Fixed Period.

          "Administrative Agent" has the meaning specified in the preamble to this Agreement.

          "AFC" has the meaning specified in the preamble to this Agreement and includes any successor or permitted assignee thereof as provided in the Indenture, the Sale and Servicing Agreement and this Agreement.

          "Affected Party" shall mean, with respect to any CP Conduit, any Support Party of such CP Conduit or any related Agent.

          "Agent" has the meaning specified in the preamble to this Agreement.

          "Agreement" shall mean this Class B Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

          "Alternative Rate" for any Borrowing means a rate per annum equal to the Applicable LIBOR Spread per annum above the Adjusted Eurodollar Rate for such Borrowing; provided, however, that in the case of

          (a) any Fixed Period on or after the first day on which a Committed Purchaser shall have notified the related Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Committed Purchaser to fund such Borrowing at the Alternative Rate set forth above (and such Committed Purchaser shall not have subsequently notified such Agent that such circumstances no longer exist),

          (b)  any Fixed Period of less than seven days,

          (c) in the event the Adjusted Eurodollar Rate is not reasonably available to any Agent for such a Fixed Period or does not adequately and fairly reflect the cost to a Committed Purchaser of funding such Borrowing, or

          (d) any Fixed Period as to which the related Borrowing will not be funded by issuance of commercial paper, as determined by the related Agent (on behalf of a Noncommitted Purchaser) later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period, the "Alternative Rate" shall be a floating rate per annum equal to the Prime Rate in effect on each day of such Fixed Period; provided, further, that the Administrative Agent (with the consent of the Committed Purchasers) and the Issuer may agree in writing from time to time upon a different "Alternative Rate."

          "AmeriCredit" has the meaning specified in the preamble to this Agreement and includes any successor or permitted assignee thereof as provided in the Indenture, the Sale and Servicing Agreement and this Agreement.

          "Applicable LIBOR Spread" shall mean, with respect to a Purchaser Group, the rate identified as its "Applicable LIBOR Spread" in the Supplemental Fee Letter to which the Agent for such Purchaser Group is a party.

          "Assignee" and "Assignment" have the respective meanings specified in subsection 8.1(e) of this Agreement.

          "Borrowing Notice" shall mean a notice, substantially in the form of Exhibit D, delivered by the Issuer to the Administrative Agent and each Agent pursuant to Section 12.6(a) of the Indenture and subsection 2.1(c) of this Agreement, requesting an advance of an Additional Class B Principal Amount.

          "Class B Average Principal Balance" shall mean, with respect to any period, the sum of the Class B Principal Balances for each of the days during such period, divided by the number of days in such period.

          "Class B Commitment Fee" has the meaning specified in subsection 2.3(c) of this Agreement.

          "Class B Commitment Fee Rate" shall be .75%.

          "Class B Facility Limit" shall mean, for any day, the lesser of the Class B Borrowing Base and the Total Commitment on such day.

          "Class B Mandatory Partial Amortization Amount" shall mean, with respect to a Partial Expiration Event, the sum of (i) the aggregate Percentage Interests of all Committed Purchasers which became Nonextending Class B Purchasers upon the occurrence of such Partial Expiration Event, times the Class B Principal Balance on the date on which such Partial Expiration Event occurred, plus (ii) for each such Committed Purchaser, such Committed Purchaser's Liquidity Percentage times its related CP Conduit's Percentage Interest of the Class B Principal Balance on the date on which such Partial Expiration Event occurred, in each case after giving effect to all purchases of and payments in respect of the Class B Principal Balance occurring through and including such date.

          "Class B Monthly Costs and Expenses" shall mean on any date of determination any amounts then due and payable by the Issuer or either Seller (determined without regard to limitations on the sources of payment thereof) pursuant to this Agreement, other than Class B Monthly Interest and Fees and the Class B Principal Balance.

          "Class B Monthly Interest and Fees" shall mean, for any Interest Period, the sum of (i) interest on the Class B Principal Balance for the Interest Period ended on the related Distribution Date computed pursuant to subsection 2.3(a) or 2.3(b), as applicable, plus or minus (as the case may be)
(ii) any Estimated Interest Adjustment for the immediately preceding Interest Period, plus (iii) the Class B Usage Fee with respect to such Interest Period, plus (iv) the Class B Commitment Fee with respect to such Interest Period.

          "Class B Owners" shall mean the Class B Purchasers that are owners of record of the Class B Notes or, with respect to any Class B Note held by an Agent hereunder as nominee on behalf of Class B Purchasers in a Purchaser Group, the Class B Purchasers that are beneficial owners of such Class B Note as reflected on the books of such Agent in accordance with this Agreement and the Related Documents.

          "Class B Principal Balance" shall mean, with respect to any date, an amount equal to the excess of (a) the sum of (i) the Class B Initial Principal Balance, plus (ii) the aggregate principal amounts of any Additional Class B Principal Amounts advanced pursuant to Section 12.6(a) of the Indenture, over
(b) the aggregate amount of any principal payments made to Class B Owners pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

          "Class B Purchasers" shall mean, collectively, the CP Conduits and the Committed Purchasers.

          "Class B Notes" has the meaning specified in the recitals to this Agreement.

          "Class B Usage Fee" has the meaning specified in subsection 2.3(c) of this Agreement.

          "Class B Usage Fee Rate" shall mean the applicable rate or rates identified as the "Class B Usage Fee Rate" in the Supplemental Fee Letter entered into on the Initial Closing Date between the Issuer and the Administrative Agent, for the benefit of, among others, the Class B Purchasers.

          "Collateral Receipt" means a Custodian's Acknowledgment in the form of Schedule A to the Custodian Agreement.

          "Commercial Paper Notes" shall mean, with respect to a CP Conduit, the short-term promissory notes or extendable money market notes issued by such CP Conduit which are allocated by such CP Conduit as its funding for its purchasing or maintaining its Percentage Interest of the Class B Principal Balance hereunder.

          "Commercial Paper Rate" shall mean, with respect to a CP Conduit, the rate identified as its "Commercial Paper Rate" in the Supplemental Fee Letter to which such CP Conduit or its Agent is a party.

          "Commitment" shall mean, for any Committed Purchaser, the maximum amount of such Class B Purchaser's commitment to purchase a portion of the Class B Principal Balance, as set forth on Schedule I hereto or the Transfer Supplement or Joinder Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Class B Purchaser, as such amount may be adjusted from time to time pursuant to Section 2.2 of this Agreement or pursuant to Transfer Supplement(s) executed by such Class B Purchaser and its Assignee(s) and delivered pursuant to
Section 8.1 of this Agreement. In the event that a Committed Purchaser which maintains a portion of its Commitment hereunder in relation to more than one CP Conduit, such Class B Purchaser shall be deemed to have issued separate Commitments hereunder in each such capacity.

          "Commitment Termination Date" shall mean, with respect to a Committed Purchaser, November 5, 2006, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.

          "Committed Purchaser" shall mean, with respect to a CP Conduit, each Class B Purchaser identified as a Committed Purchaser for such CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which such CP Conduit became a party hereto, and any Assignee of such Class B Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Class B Purchaser.

          "Conduit Borrower" shall mean an entity which is designated as a Conduit Borrower on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement, which entity will fund its purchases of Class B Notes hereunder by borrowing from a specified financing conduit.

          "CP Conduit" shall mean any Class B Purchaser which is designated as a CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement; provided, however, that if the entity signing this Agreement or such Transfer Supplement or Joinder Supplement specifies on the related signature page that it is a Conduit Borrower with respect to a financing conduit identified on such signature page, then, with respect to such Class B Purchaser, "CP Conduit" shall mean, collectively, such Conduit Borrower and such specified financing conduit.

          "CP Conduit Consolidation Event" shall mean the occurrence of any of the following events (i) the Securities and Exchange Commission, any banking regulatory authority or any other official body having jurisdiction over any Committed Purchaser or Agent or any of the Affiliates of such Committed Purchaser or Agent, shall require the consolidation of the assets and liabilities of any CP Conduit on the balance sheet of such Committed Purchaser, Agent or Affiliate, or shall require that capital be maintained with respect thereto under any capital requirements as if such assets were owned by such Committed Purchaser, Agent or Affiliate, (ii) the independent auditors for any such Committed Purchaser, Agent or Affiliate shall have advised such Committed Purchaser, Agent or Affiliate in writing that in their opinion such consolidation is required by GAAP or applicable law, rule or regulations, (iii) any Affected Party shall determine that any arrangement or transaction contemplated by this Agreement or any Related Documents will impose any adverse regulatory impact on such Affected Party, including, without limitation, any cost or expense described in Section 2.4 hereof; or (iv) any CP Conduit shall determine that it may be required to register as an investment company under the Investment Company Act of 1940, as amended.

          "DBNY" has the meaning specified in the preamble to this Agreement.

          "Dissenting Purchaser" has the meaning specified in subsection 2.2(c) of this Agreement.

          "Downgraded Purchaser" has the meaning specified in subsection 8.1(j) of this Agreement.

          "Election Period" has the meaning specified in subsection 2.2(c) of this Agreement.

          "Estimated Interest Adjustment" has the meaning specified in subsection 2.3(i) of this Agreement.

          "Excluded Taxes" has the meaning specified in subsection 2.5(a) of this Agreement.

          "Fixed Period" means with respect to any Borrowing (or portion thereof):

          (a) the period commencing on the date of the initial funding of such Borrowing (or such portion) and ending such number of days thereafter as the Issuer shall select in accordance with Section 2.3(b); and

          (b) thereafter, each period commencing on the last day of the immediately preceding Fixed Period for such Borrowing (or such portion) and ending such number of days thereafter as the Issuer shall then select in accordance with Section 2.3(b);

          provided, however, that:

               (i) any Fixed Period in respect of which interest on the Class B Notes is computed by reference to the Alternative Rate shall be a period of from one to and including 29 days (if reasonably available to the Agents), or a period of one month (or such longer period as is agreed to by the Issuer and the Agents), as the Issuer may select by written notice to the Agents furnished not later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period;

               (ii) any such Fixed Period (other than a Fixed Period consisting of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Borrowing shall be accruing interest at a rate determined by reference to the LIBOR Rate, in which case if such succeeding Business Day is in a different calendar month, such Fixed Period shall instead be shortened to the next preceding Business Day);

               (iii) in the case of Fixed Periods of one day, (A) the initial Fixed Period shall be the day of the initial funding of such Borrowing, and (B) any subsequently occurring Fixed Period that is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and if the immediately preceding Fixed Period is one day, shall be the next day following such immediately preceding Fixed Period;

               (iv) if any Fixed Period for any Borrowing that commences before the Stated Maturity Date would otherwise end on a date occurring after the Stated Maturity Date, such Fixed Period shall end on the Stated Maturity Date and the duration of each such Fixed Period that commences on or after the Stated Maturity Date or the date on which the payment of principal on the Notes has been accelerated, if any, shall be of such duration as shall be selected by the Agents; and

               (v) if the Alternative Rate becomes applicable to any Borrowing previously funded at the Commercial Paper Rate or if the Alternative Rate applicable to any Borrowing changes from the Adjusted Eurodollar Rate to the

          Prime Rate, the Fixed Period previously selected for such Borrowing shall terminate and the Fixed Period for such Borrowing shall be that selected by the Issuer by written notice to the Agents after it receives notice of such change.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Indemnitee" has the meaning specified in subsection 2.6(a) of this Agreement.

          "Indenture" has the meaning specified in the recitals to this Agreement.

          "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Interest Rate Determination Date" shall mean, for any Interest Period, the Business Day immediately preceding the Determination Date for such Interest Period.

          "Investing Office" shall mean initially, the office of any Class B Purchaser (if any) designated as such, on the signature pages hereto or in the Transfer Supplement or the Joinder Supplement by which it became a party to this Agreement, and thereafter, such other office of such Class B Purchaser or such Assignee as may be designated in writing to the applicable Agent, the Administrative Agent, the Servicer and the Trustee by such Class B Purchaser or Assignee.

          "Joinder Supplement" means an agreement among one or more Class B Purchasers, the Issuer, AmeriCredit, an Agent and the Administrative Agent in the form of Exhibit C hereto (appropriately completed).

          "LIBOR Rate" shall mean, with respect to any Fixed Period, the rate per annum shown on Telerate Page 3750 as the composite offered rate for London interbank deposits for a period equal to such Fixed Period, as shown under the heading "USD" as of 11:00 a.m., London time, two Business Days prior to the first day of such Fixed Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum based on the rates at which Dollar deposits for a period equal to such Fixed Period are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, two London Business Days prior to the first day of such Fixed Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be a rate per annum at which deposits in Dollars are offered by the principal office of Deutsche Bank AG in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period for delivery on such first day and for a period equal to such Fixed Period.

          "LIBOR Reserve Percentage" shall mean, with respect to any Fixed Period, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

          "Liquidity Percentage" shall mean, for a Committed Purchaser for a CP Conduit, such Committed Purchaser's Adjusted Commitment with respect to such CP Conduit as a percentage of the aggregate Adjusted Commitments of all Committed Purchasers for such CP Conduit.

          "Majority Class B Owners" shall mean, at any time, Class B Owners having more than 51% of the aggregate Percentage Interests of all Class B Owners.

          "Majority Class B Purchasers" shall mean, at any time, Committed Purchasers having Commitments aggregating more than 51% of the Total Commitment.

          "Maximum Purchase Amount" shall mean, for any CP Conduit, the aggregate Commitments of its Committed Purchasers, as set forth on Schedule I hereto.

          "Nonextending Class B Purchaser" shall mean, after its respective Commitment Termination Date, each Committed Purchaser which has declined to extend such Commitment Termination Date in accordance with subsection 2.2(c) hereof.

          "Partial Expiration Event" has the meaning specified in subsection 2.2(c) of this Agreement.

          "Participant" has the meaning specified in subsection 8.1(d) of this Agreement.

          "Participation" has the meaning specified in subsection 8.1(d) of the Agreement.

          "Percentage Interest" shall mean, as to any Class B Purchaser at any time of determination, the percentage equivalent of a fraction the numerator of which shall be an amount equal to the portion of the unpaid principal amount of the Class B Principal Balance owing to such Class B Purchaser (or, if no amount of the Class B Principal Balance is outstanding, the amount of its Commitment, if any) at such time (after giving effect to all Assignments effective on or prior to such time of determination) and the denominator of which shall be an amount equal to the aggregate Class B Principal Balance (or, if no amount of the Class B Principal Balance is outstanding, the Total Commitment) at such time.

          "Permitted Transferee" shall mean (i) each Class B Purchaser, each Support Party, each Agent (in its individual capacity), the Administrative Agent (in its individual capacity) and, with respect to each transferring Class B Purchaser, any commercial paper conduit administered by the related Agent, (ii) each other Person who has been consented to as a potential Transferee by the Sellers (which consent shall not be withheld (except for a commercially reasonable purpose or reason) or delayed) and (iii) after the occurrence of an Event of Default, any other Person.

          "Prime Rate" shall mean, for any day, a fluctuating rate of interest per annum equal to the higher of: (i) a fluctuating rate of interest per annum equal to the "Prime Rate" most recently published in the Wall Street Journal and described as "the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks", and (ii) 0.50% above the rate per annum at which Deutsche Bank AG, New York Branch, as a branch of a foreign bank, in its reasonable discretion, can acquire federal funds in the interbank overnight federal funds market, through brokers of recognized standing or otherwise, as most recently determined by Deutsche Bank AG, New York Branch. The Prime Rate is not necessarily intended to be the lowest rate of interest determined by Deutsche Bank AG or Deutsche Bank AG, New York Branch, in connection with extensions of credit.

          "Purchase Date" shall mean the Closing Date and each Borrowing Date.

          "Purchase Termination Date" shall mean, for each Class B Purchaser, the earliest to occur of (i) the Commitment Termination Date for such Purchaser or, with respect to a Class B Purchaser which is a CP Conduit, the first date on which Commitment Termination Dates for all its Committed Purchasers have occurred, (ii) the date of any termination of the Total Commitment, in whole, by the Issuer pursuant to Section 2.2 and (iii) the effective date on which the Commitments are terminated or deemed terminated pursuant to Section 2.8.

          "Purchaser Group" shall mean each group of Class B Purchasers consisting of (i) a CP Conduit, and (ii) the Committed Purchasers with respect to such CP Conduit. The initial Class B Purchaser Group shall be the Gemini Purchaser Group, which shall consist of Gemini Securitization Corp., as the CP Conduit, and DBNY, as the Committed Purchaser. The Agent for the Gemini Purchaser Group shall be DBNY.

          "Purchaser Percentage" shall mean, with respect to a CP Conduit, its Maximum Purchase Amount as a percentage of the Total Commitment.

          "Regulatory Change" shall mean, as to each Class B Purchaser, any change occurring after the date of the execution and delivery of this Agreement or, if later, the date of the execution and delivery of the Transfer Supplement or the Joinder Supplement by which it became party to this Agreement; in the case of a Participant, any change occurring after the date on which its Participation became effective, or in the case of an Support Party, any change occurring after the date it became such an Support Party, in any (or the adoption after such date of any new):

               (i) United States Federal or state law or foreign law applicable to such Class B Purchaser, Participant or Support Party; or

               (ii) regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Class B Purchaser, Participant or Support Party of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) or of any fiscal, monetary or other Governmental Authority or central bank having jurisdiction over such Class B Purchaser, Participant or Support Party.

          "Related Documents" shall mean, collectively, this Agreement (including all effective Supplemental Fee Letters, Transfer Supplements, and Joinder Supplements), the other Note Purchase Agreements, the Indenture, the Sale and Servicing Agreement, the Notes, and all supplements, agreements and instruments related thereto.

          "Replacement Purchaser" has the meaning specified in subsection
2.5(d).

          "Required Class B Owners" shall mean, at any time, Class B Owners having more than 66-2/3% of the aggregate Percentage Interests of all Class B Owners.

          "Required Class B Purchasers" shall mean, at any time, Committed Purchasers having Commitments aggregating more than 66-2/3% of the Total Commitment.

          "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Reserve Account" has the meaning specified in the recitals to this Agreement.

          "Sale and Servicing Agreement" has the meaning specified in the recitals to this Agreement.

          "Supplemental Fee Letter" shall mean each letter agreement, designated therein as a Supplemental Fee Letter and then in effect, between the Sellers and an Agent, as such letter agreement may be amended or otherwise modified from time to time.

          "Support Advances" shall mean, with respect to a Committed Purchaser and its related CP Conduit, any participation held by such Committed Purchaser in such CP Conduit's Percentage Interest in the Class B Principal Balance which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such Committed Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit's making or maintaining its purchases hereunder.

          "Support Facility" shall mean any liquidity or credit support agreement with a CP Conduit which relates to this Agreement (including any agreement to purchase an assignment of or participation in Class B Notes).

          "Support Party" shall mean any other bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a CP Conduit (including by agreement to purchase an assignment of or participation in Class B Notes or by swap agreement) under a Support Facility. Each Committed Purchaser for a CP Conduit (other than a Committed Purchaser which is also a CP Conduit) shall be deemed to be a Support Party for such CP Conduit.

          "Taxes" has the meaning specified in subsection 2.5(a) of this Agreement.

          "Telerate Page 3750" shall mean the display page currently so designated on the Bridge Telerate Markets Report (or such other page as may replace that page on that service or any service which is a successor thereto for the purpose of displaying comparable rates or prices).

          "Termination Date" shall mean the first date on which the Purchase Termination Date for all Class B Purchasers has occurred.

          "Termination Event" shall mean:

          (a) the occurrence of any Event of Default or Servicer Termination Event or the occurrence of an event or condition which would be an Event of Default or Servicer Termination Event but for a waiver of such event by the Noteholders or the Trustee (unless waived by the Required Class B Owners and Required Class B Purchasers);

          (b) any breach on the part of the Issuer, AFC, either Seller, AmeriCredit or the Servicer of any representation or warranty made or deemed made in this Agreement, which breach continues unremedied for a period of 30 days after the earlier of the date on which the Issuer, AFC, such Seller, AmeriCredit or the Servicer, as the case may be, shall have had actual knowledge of such breach and the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Issuer, AFC, such Seller, AmeriCredit or the Servicer, as the case may be, by the Administrative Agent, Required Class B Owners or Required Class B Purchasers; provided, however, that a Termination Event shall be deemed not to have occurred under this clause (b) with respect to a breach of a representation or warranty made or deemed made in this Agreement with respect to a Receivable if the Seller has accepted reassignment of such Receivable in accordance with the terms and conditions of the Sale and Servicing Agreement;

          (c) any failure on the part of the Issuer, AFC, either Seller, AmeriCredit or the Servicer duly to observe or perform in any material respect any of the covenants or agreements on its part to be observed or performed contained in this Agreement (other than as provided in clauses (a) or (b) above) which continues unremedied for a period of 30 days after the earlier of the date on which the Issuer, AFC, such Seller, AmeriCredit or the Servicer, as the case may be, shall have had actual knowledge of such breach and the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Issuer, AFC, such Seller, AmeriCredit or the Servicer, as the case may be, by the Administrative Agent, Required Class B Owners or Required Class B Purchasers.

          "Total Commitment" shall mean, on any date of determination, the aggregate Commitments of the Committed Purchasers.

          "Transfer" has the meaning specified in subsection 8.1(c) of this Agreement.

          "Transfer Supplement" has the meaning specified in subsection 8.1(e) of this Agreement.

          "Transferee" has the meaning specified in subsection 8.1(c) of this Agreement.

          "Trustee" has the meaning specified in the recitals to this Agreement.

          "written" or "in writing" (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

          1.2  Other Definitional Provisions.

          (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

          (b) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

                    ARTICLE 2  AMOUNT AND TERMS OF COMMITMENTS

          2.1  Purchases.

          (a) On and subject to the terms and conditions of this Agreement, on the Closing Date each initial CP Conduit may, in its sole discretion, purchase its Purchaser Percentage of the Class B Initial Principal Balance for a purchase price equal to the portion the Class B Initial Principal Balance so purchased.

          (b) (i) On and subject to the terms and conditions of this Agreement and prior to the related Purchase Termination Date, each CP Conduit may, in its sole discretion, purchase its Purchaser Percentage of any Additional Class B Principal Amount offered for purchase pursuant to Section 12.6(a) of the Indenture and subsection 2.1(c) hereof.

          (ii) Subject to the provisions of Section 2.1(g) hereof and so long as the related Swingline Borrowing was funded in compliance with the terms of
Section 12.6(b) of the Indenture, the Committed Purchasers agree to make purchases of Additional Class B Principal Amounts on or prior to the related Commitment Termination Date to refund Swingline Borrowings and/or to purchase participations in Swingline Borrowings in accordance with Section 12.6(b) of the Indenture. The obligation of Committed Purchaser to so purchase Additional Class B Principal Amounts and/or participations in Swingline Borrowings pursuant to
Section 12.6(b) of the Indenture shall be absolute, irrevocable and unconditional, and not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Committed Purchaser or the Issuer may have against the Class S Noteholders, the Issuer, either Seller, the Servicer, the Trustee, the Administrative Agent or any other Person for any reason whatsoever, (ii) the occurrence or continuance of any Default or Event of Default (including the occurrence of any Insolvency Event with respect to the Issuer), (iii) any Borrowing Base Deficiency or any adverse change in the Collateral or in the condition

(financial or other) of the Issuer, either Seller or the Servicer, (iv) any breach of the Indenture or any Basic Document by the Issuer, either Seller, the Servicer, the Trust Collateral Agent, the Custodian, the Backup Servicer, the Administrative Agent or the Trustee, (v) the failure of the conditions set forth in Section 3.2 of this Agreement to have been or to be satisfied, or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Any purchase of a participation in a Swingline Borrowing shall be deemed to increase the Class B Principal Balance for purposes of this Agreement.

          (c) Each purchase of any Additional Class B Principal Amount hereunder on the applicable Borrowing Date shall be in accordance with the provisions of Section 12.6(a) of the Indenture upon delivery of a Borrowing Notice by the Issuer to the Administrative Agent received no later than 11:00 a.m., New York City time, at least one Business Day prior to such Borrowing Date, and the Administrative Agent shall give notice of any such Borrowing to the related Agents by telecopier before 2:00 p.m., New York City time, on the day it receives notice from the Issuer. Each Borrowing Notice shall (i) identify the relevant Borrowing Date, (ii) set forth the Additional Class B Principal Amount which is requested from the Class B Purchasers on such Borrowing Date and the desired duration of the Fixed Period for such Additional Class B Principal Amount, (iii) specify an account in the United States to which payment for the purchase price of such Additional Class B Principal Amount is to be made, and
(iv) certify that the applicable conditions to the purchase of such Additional Class B Principal Amount contained in Section 3.2 hereto have been satisfied. Each Borrowing Notice shall be irrevocable and shall specify an Additional Class A-1 Principal Amount, an Additional Class A-2 Principal Amount an Additional Class B Principal Amount, and/or an Additional Class C Principal Amount which, except in the case of borrowings the proceeds of which are used to repay Swingline Borrowings, in the aggregate equal at least $50,000,000 and in an integral multiple of $1,000,000. The Issuer may not deliver more than two Borrowing Notices hereunder or under the Class A-1 Purchase Agreement, Class A-2 Purchase Agreement or the Class C Purchase Agreement in any calendar week. The Administrative Agent shall promptly forward a copy of each Borrowing Notice received by it to each Agent and each Class B Purchaser.

          (d) Each CP Conduit shall notify the Agent for its Purchaser Group by 10:00 a.m., New York City time, on the applicable Purchase Date whether it has elected to make the purchase offered to it pursuant to subsection 2.1(a) or 2.1(b) of this Agreement. In the event that a CP Conduit shall not have timely provided such notice, such CP Conduit shall be deemed to have elected not to make such purchase. Such Agent shall notify each Committed Purchaser for such CP Conduit on or prior to 11:00 a.m., New York City time, on the applicable Purchase Date if such CP Conduit has not elected to purchase its entire Purchaser Percentage of the Class B Initial Principal Balance or the Additional Class B Principal Amount, as the case may be, which notice shall specify (i) the identity of such CP Conduit, (ii) the portion of the Class B Initial Principal Balance or the Additional Class B Principal Amount, as the case may be, which such CP Conduit has not elected to purchase as provided above, and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article 3 hereof, each of such CP Conduit's Committed Purchasers shall make a purchase of Class B Notes on the applicable Purchase Date in an amount equal to its Liquidity Percentage of the portion of the Class B Initial Principal Balance or the Additional Class B Principal Amount, as the case may be, which such CP Conduit has not elected to purchase, for a purchase price equal to its share of the Class B Initial Principal Balance or the Additional Class B Principal Amount, as applicable, so purchased.

          (e) Each Class B Purchaser's purchase price payable pursuant to subsection 2.1(a), 2.1(b) or 2.1(d) of this Agreement shall be made available to the Agent for its Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3 hereof, at or prior to 2:00 p.m., New York City time, on the applicable Purchase Date, by deposit of immediately available funds to an account of such Agent specified in subsection 9.2(b) of this Agreement. Such Agent shall promptly notify the Servicer in the event that any Class B Purchaser either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent's receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article 3 hereof, as determined by such Agent, such Agent will not later than 4:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account in the United States specified by the Issuer in the applicable Borrowing Notice or, in the case of the purchase on the Closing Date, specified in writing by the Issuer to such Agent not later than the Business Day prior to the Closing Date.

          (f) In the event that notwithstanding the fulfillment of the applicable conditions set forth in Article 3 hereof with respect to a purchase, a CP Conduit elected to make a purchase on a Purchase Date but failed to make its purchase price available to the Agent for its Purchaser Group when required by subsection 2.1(e) of this Agreement, such CP Conduit shall be deemed to have rescinded its election to make such purchase, and neither the Issuer nor any other party shall have any claim against such CP Conduit by reason of its failure to timely make such purchase. In any such case, such Agent shall give notice of such failure not later than 2:30 p.m., New York City time, on the Purchase Date to each Committed Purchaser for such CP Conduit and to the Issuer and the Servicer, which notice shall specify (i) the identity of such CP Conduit, (ii) the amount of the purchase which it had elected but failed to make and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice, each of such CP Conduit's Committed Purchasers shall purchase a portion of the Class B Principal Balance in an amount equal to its Liquidity Percentage of the amount described in clause (ii) above at or before 4:00 p.m., New York City time, on such Purchase Date and otherwise in accordance with subsection 2.1(d) of this Agreement. Subject to such Agent's receipt of such funds, such Agent will not later than 5:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer described in subsection 2.1(e) of this Agreement, which payment shall be deemed to be timely for purposes of the Indenture.

          (g) In no event shall a Committed Purchaser be required on any date to purchase an Additional Class B Principal Amount or a participation in Swingline Borrowings which would result in its Percentage Interest of the Class B Principal Balance, determined after giving effect to such purchase, exceeding its Commitment. In no event may any Additional

Class B Principal Amount be offered for purchase hereunder or under Section 12.6(a) of the Indenture, nor shall any Class B Purchaser be obligated to purchase any Additional Class B Principal Amount, to the extent that, after giving effect to such Additional Class B Principal Amount, the Class B Principal Balance would exceed the Class B Facility Limit.

          2.2  Reductions and Extensions of Commitments.

          (a) At any time the Issuer may, upon at least two Business Days' prior written notice to the Administrative Agent, reduce the Total Commitment. Each partial reduction shall be in an aggregate amount of $25,000,000 or integral multiples of $5,000,000 in excess thereof (or such other amount requested by the Issuer to which the Administrative Agent consents). Reductions of the aggregate Commitments pursuant to this subsection 2.2(a) of this Agreement shall be allocated (x) to the Maximum Purchase Amount of each CP Conduit, pro rata based on the Purchaser Percentage represented by such Maximum Purchase Amount, and (y) to the aggregate Commitments of Committed Purchasers for each CP Conduit pro rata based on their respective Liquidity Percentages, provided that if the Commercial Paper Notes of any CP Conduit are not rated at least A-1 or the equivalent by any two of S&P, Moody's and Fitch Rating Services, the Issuer may allocate a non-pro rata portion of any such reduction to the Maximum Purchase Amount of such CP Conduit and may allocate a non-pro rata portion of any such reduction to the Commitment of any Committed Purchaser for such CP Conduit which is a Downgraded Purchaser (it being understood that the Issuer will allocate any reduction of the Maximum Purchase Amounts of any CP Conduit pro rata according to its Maximum Purchase Amounts, if any, under each of the Class A-1 Note Purchase Agreement, the Class A-2 Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement).

          (b) On the Purchase Termination Date for a Committed Purchaser, the Commitment of such Class B Purchaser shall be automatically reduced to zero.

          (c) So long as no Termination Event has occurred and is continuing, the Issuer may request, through the Administrative Agent, that each Class B Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the "Extension Length"), which decision will be made by each Class B Purchaser in its sole discretion, provided that on the date of the effectiveness of any such extension, and after giving effect to such extension, the Commitment Termination Date will not be more than three years from such date. Upon receipt of any such request, the Administrative Agent shall promptly notify each Agent thereof, which shall notify each Class B Purchaser in its Purchaser Group thereof. Not more than 60 days following the date of a request for an extension (such 60-day period, the "Election Period"), each Class B Purchaser shall notify the Agent for its Purchaser Group of its willingness or refusal to so consent to an extension of the Commitment Termination Date, and such Agent shall notify the Issuer and the Administrative Agent of such willingness or refusal by each Class B Purchaser not later than the Business Day following the last day of the Election Period. Any Class B Purchaser which notifies the applicable Agent of its refusal to consent to the extension or which does not expressly notify such Agent that it is willing to consent to an extension of the Commitment Termination Date during the applicable Election Period shall be deemed to be a (x) Nonextending Class B Purchaser after the Commitment Termination Date then in effect (such occurrence, unless such Nonextending Class B Purchaser is replaced pursuant to subsection 2.2(d) of this Agreement or unless the Purchase Termination Date shall have occurred, a "Partial Expiration Event") and
(y) "Dissenting Purchaser" from the date of its refusal notice or the end of the applicable Election Period. If a Class B Purchaser has agreed to extend its Commitment Termination Date, and, at the end of the applicable Election Period no Termination Event shall have occurred, the Commitment Termination Date for such Class B Purchaser then in effect shall be extended to the date which is the Extension Length after its then current Commitment Expiration Date.

          (d) Within two Business Days following the end of an Election Period, the Agent for each Purchaser Group shall notify each other Class B Purchaser in such Purchaser Group, the Administrative Agent, the Issuer and the Servicer of the identity of any Dissenting Purchaser and the amount of its Commitment, if any. Any of such Agent, the Issuer or, if the Dissenting Purchaser is a Committed Purchaser, the affected CP Conduit, may (but shall not be required to) request one or more other Class B Purchasers in such Purchaser Group, with the consent of the Agent (which shall not be unreasonably withheld) and, if the Dissenting Purchaser is a Committed Purchaser, the affected CP Conduit in its sole discretion, or seek another financial institution reasonably acceptable to such Agent and, if the Dissenting Purchaser is a Committed Purchaser acceptable to the affected CP Conduit in its sole discretion, to acquire all or a portion of the Commitment of the Dissenting Purchaser and all amounts payable to it hereunder and under the Sale and Servicing Agreement and the Indenture in accordance with Section 8.1 of this Agreement. Each Dissenting Purchaser hereby agrees to assign all or a portion of its Commitment and the amounts payable to it hereunder and under the Sale and Servicing Agreement and the Indenture to a replacement investor identified by the Agent for its Purchaser Group in accordance with the preceding sentence, subject to ratable payment of such Dissenting Purchaser's Percentage Interest of the Class B Principal Balance, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder.

          (e) If a Partial Expiration Event shall have occurred, the Issuer shall give a notice pursuant to Section 10.4 of the Indenture to cause a Limited Amortization Period to commence with the first Collection Period after the applicable Commitment Termination Date, and shall specify with respect to such Limited Amortization Period a Class B Limited Amortization Amount at least equal to the related Class B Mandatory Partial Amortization Amount.

          2.3  Interest, Fees, Expenses, Payments, Etc.

          (a) Interest shall accrue on the Class B Principal Balance during each Interest Period at the following rates:

               (i) Each CP Conduit's Percentage Interest of the Class B Principal Balance shall bear interest on each day during each Interest Period at a rate per annum equal to such CP Conduit's Commercial Paper Rate for such day, except as otherwise provided in clause (ii) below.

               (ii) If and to the extent that, and only for so long as, a CP Conduit at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Class B Principal Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by such CP Conduit), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from such CP Conduit to the Agent for its Purchaser Group and the Administrative Agent, such portion of such CP Conduit's Percentage Interest of the Class B Principal Balance shall bear interest at a rate per annum equal to the Alternative Rate, rather than as otherwise determined pursuant to clause (i) above.

               (iii) Each Committed Purchaser's (other than a Committed Purchaser which is a CP Conduit) Percentage Interest of the Class B Principal Balance shall bear interest for each Interest Period at a rate per annum equal to the Alternative Rate.

          (b) The Issuer shall select the duration of the initial and each subsequent Fixed Period relating to each Borrowing subject to the limitations set forth in the definition of Fixed Period. The Issuer shall give the Administrative Agent and each Agent written notice of such selections (i) with respect to each initial Fixed Period, in the related Borrowing Notice and (ii) with respect to each subsequent Fixed Period, in a notice in the form of Exhibit E hereto, delivered prior to 11:00 a.m., New York City time, on the day before the first day of such Fixed Period, provided that if the Issuer shall fail to deliver any such notice, it shall be deemed to have selected a Fixed Period of one day. Unless consented to by each Agent, the aggregate number of Fixed Periods for all Borrowings outstanding at any one time hereunder shall not exceed 10. (A CP Conduit may issue Commercial Paper Notes with such maturities as it determines in its sole discretion regardless of the Fixed Period selected by the Issuer.)

          (c) The Class B Purchasers shall be entitled to be paid, as a part of Class B Monthly Interest and Fees payable on each Distribution Date, (i) a fee (the "Class B Usage Fee") in the aggregate amount equal to the Class B Average Principal Balance for the immediately preceding Interest Period times a rate per annum equal to the Class B Usage Fee Rate, plus (ii) a fee (the "Class B Commitment Fee") in the aggregate amount equal to (A) the Total Commitment times
(B) a rate per annum equal to the Class B Commitment Fee Rate. In addition, the Issuer agrees to pay to the Administrative Agent, for the account of itself or the Agents and Class B Purchasers, as the case may be, the amounts set forth in
Section 1 of the Supplemental Fee Letter entered into on the Closing Date between the Issuer and the Administrative Agent at the times specified therein.

          (d) The principal of and Class B Monthly Interest and Fees in respect of the Class B Notes shall be paid as provided in the Sale and Servicing Agreement and the Indenture. In the case of Class B Notes held by an Agent as agent for members of its Purchaser Group, such Agent shall allocate to the Class B Owners in its Purchaser Group each payment in respect of the Class B Notes received by such Agent in its capacity as Class B Noteholder as provided herein. Payments in reduction of the portion of the Class B Principal Balance evidenced by a Class B Note shall be allocated and applied to Class B Owners of such Class B Note pro rata based on their respective Percentage Interests of the Class B Principal Balance, or in any such case in such other proportions as each affected Class B Purchaser may agree upon in writing from time to time with such Agent and the Issuer; provided that from and after the occurrence of a Partial Expiration Event until the earlier to occur of (i) the Purchase Termination Date and (ii) the date on which (A) the aggregate amount of payments in reduction of the Class B Principal Balance made after the date of the occurrence of the related Partial Expiration Event equals (B) the related Class B Mandatory Partial Amortization Amount, payments in reduction of the portion of the Class B Principal Balance shall be allocated and applied to Nonextending Class B Purchasers and related CP Conduits pro rata based on their respective shares of the Class B Principal Balance which were used to determine such Class B Mandatory Partial Amortization Amount. Payments of interest in respect of the portion of the Class B Principal Balance evidenced by a Class B Note shall be allocated and applied to Class B Owners of such Class B Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in subsection 2.3(a). Payments of the Class B Usage Fee shall be allocated and paid to Class B Owners pro rata based upon their respective interest in the Class B Principal Balance for the applicable Interest Period. Payments of the Class B Commitment Fee shall be allocated and paid to the Agent for each Purchaser Group pro rata based on the aggregate Commitments of the Class B Purchasers in such Purchaser Group. Each Class B Purchaser in a Purchaser Group shall be entitled to receive the share of the Class B Commitment Fee allocated to such Purchaser Group as may be agreed upon from time to time between such Class B Purchaser and the Agent for such Purchaser Group.

          (e) Any principal, interest (including interest payable pursuant to this clause (e)), fees or other amounts due and payable hereunder (without regard to any limitations set forth herein on the sources from which such amount may be paid) which are not paid to the Administrative Agent or the Agents, as the case may be, prior to the times set forth in Section 2.3(g) on the due date thereof (whether due pursuant to acceleration or otherwise) shall accrue interest (after as well as before judgment) at the Prime Rate from time to time in effect plus 2.0% per annum from and including the due date thereof to but excluding the date such amount is actually paid. Accrued and unpaid interest in respect of overdue Class B Monthly Interest and Fees, shall be payable as a part of Class B Monthly Interest and Fees on each Distribution Date. Any overdue principal, any accrued and unpaid interest payable pursuant to this subsection 2.3(e) in respect of overdue fees or other amounts not described in the preceding sentence shall be payable on demand and in any event on each Distribution Date by the party obligated to pay such overdue amount.

          (f) Unless otherwise specified in an applicable Supplemental Fee Letter, interest calculated by reference to the Commercial Paper Rate or the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest calculated by reference to the Prime Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed. Class B Usage Fees, Class B Commitment Fees and other periodic fees or amounts payable hereunder shall be calculated, unless otherwise specified in the Supplemental Fee Letter, on the basis of a 360-day year and for the actual days elapsed.

          (g) All payments to be made hereunder or under the Sale and Servicing Agreement or the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim in United States dollars and in immediately available funds and shall be made (x) in the case of payments due on an Interim Distribution Date, prior to 2:30 p.m., New York City time, on the due date thereof to each Agent at its account specified on the signature pages hereof or as otherwise directed pursuant to subsection 9.2(b) hereof, and (y) in the case of all other payments, including payments due on Distribution Dates, prior to 12:00 noon, New York City time, on the due date thereof to the Administrative Agent at its account specified in subsection 9.2(b) hereof. Payments received by an Agent or the Administrative Agent after 2:30 p.m., New York City time, shall be deemed to have been made on the next Business Day. The Administrative Agent will distribute such payments received by it to the Agents promptly upon receipt, but no later than 2:00 p.m., New York City time, on the day received if such payment is received prior to 12:00 noon, New York City time, and no later than noon, New York City time, on the Business Day after such payment is received if received after 12:00 noon, New York City time. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Trustee, the Issuer or the Servicer makes a payment to the Administrative Agent or an Agent or Class B Purchaser or (ii) the Administrative Agent or an Agent or Class B Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Administrative Agent or such Agent or Class B Purchaser, as the case may be.

          (h) If its Percentage Interest of the Class B Principal Balance then exceeds zero, each CP Conduit shall notify the Agent for its Purchaser Group at or before 4:00 p.m. on the date on which the Alternative Rate becomes applicable to its Percentage Interest of the Class B Principal Balance or a portion thereof pursuant to subsection 2.3(a)(ii) of this Agreement, of the applicability thereof. Each CP Conduit shall notify such Agent at or before 4:00 p.m., New York City time, on each Interest Rate Determination Date of (x) the estimate of the interest payable to such CP Conduit for the Interest Period ending on the succeeding Distribution Date (such notification may be based on such CP Conduit's good faith estimate of the Commercial Paper Rate if the actual rate is not then known to such CP Conduit) and (y) the amount of any variation between interest payable to such CP Conduit for the preceding Interest Period based on such notices and estimates and interest which should have been payable to such CP Conduit for such Interest Period based on its final determination of the Commercial Paper Rate for such Interest Period. The amount of any shortfall in interest based on such variation shall be included in the portion of Class B Monthly Interest and Fees payable to such CP Conduit on the following Distribution Date, and the amount of any overpayment of interest to such CP Conduit based on such variation shall be credited, dollar for dollar, against the portion of Class B Monthly Interest and Fees otherwise payable to such CP Conduit for the following Interest Period. Each determination by a CP Conduit of its applicable Commercial Paper Rate pursuant to this Agreement shall be conclusive and binding on the Class B Purchasers, each Agent, the Administrative Agent, the Issuer, the Servicer and the Trustee in the absence of manifest error.

          (i) If the Percentage Interest of the Class B Principal Balance of a CP Conduit then exceeds zero, the Agent for its Purchaser Group shall notify the Issuer and the Servicer before 4:00 p.m. on the date on which the Alternative Rate becomes applicable to the Percentage Interest of the Class B Principal Balance of such Class B Purchaser in such Purchaser Group (or a portion thereof) pursuant to subsection 2.3(a)(ii) of this Agreement, of the occurrence thereof. On each date on which the Alternative Rate is applicable to any portion of the Class B Principal Balance and the Adjusted Eurodollar Rate or the Prime Rate changes, the Administrative Agent shall notify the Issuer and the Servicer of the Alternative Rate and the Prime Rate, if then applicable to any portion of the Class B Principal Balance. For such purposes, the Agents may rely conclusively on notices from CP Conduits as to the interest rate or rates from time to time applicable to their respective Percentage Interest of the Class B Principal Balance. Each Agent shall notify the Administrative Agent on or before each Interest Rate Determination Date of (x) the interest payable to the Class B Purchasers in its Purchaser Group for the Interest Period ending on the succeeding Distribution Date (such notification from an Agent may be based on each CP Conduit's notices and estimates of the Commercial Paper Rate as provided to such Agent pursuant to subsection 2.3(h) hereof) and (y) the amount of any variation between the amount of interest payable on the Percentage Interest of the Class B Principal Balance of Class B Purchasers in its Purchaser Group based on notices and estimates delivered pursuant to this subsection 2.3(i) and the actual amount thereof for the preceding Interest Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated Interest Adjustment" for such Interest Period, and the amount of any overpayment of interest based on such variation shall be a negative "Estimated Interest Adjustment" for such Interest Period. Any positive Estimated Interest Adjustment for an Interest Period shall be deemed not due on the Distribution Date for such Interest Period, but shall be due on the Distribution Date related to the next succeeding Interest Period and in any event on the final Distribution Date for Class B Notes. An Estimated Interest Adjustment shall not bear interest, unless not paid when due as provided in the preceding sentence. Each determination of the Commercial Paper Rate, the Alternative Rate and the Prime Rate by the Administrative Agent or an Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Class B Purchasers, the Issuer, the Administrative Agent, the Servicer and the Trustee in the absence of manifest error.

          (j) On the Business Day prior to each Interim Distribution Date, each Class B Purchaser shall notify the Agent for its Purchaser Group, and each Agent shall notify the Administrative Agent, of the amount of interest accrued and unpaid on the portion of the Class B Principal Balance held by such Class B Purchaser or Purchaser Group, as the case may be, which is scheduled to be repaid on such Interim Distribution Date.

          (k) Notwithstanding anything contained herein or in the Supplemental Fee Letter, from and after the occurrence of a Termination Event, whether or not declared, the Class B Principal Balance shall accrue interest (after as well as before judgment) at the Prime Rate from time to time in effect plus 2.0%.

          2.4  Requirements of Law.

          (a) In the event that any Class B Purchaser shall have reasonably determined that any Regulatory Change shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, such Class B Purchaser and the result of any of the foregoing is to increase the cost to such Class B Purchaser, by an amount which such Class B Purchaser deems to be material, of maintaining its Commitment or its interest in the Class B Notes or to reduce any amount receivable in respect thereof, then, in any such case, after submission by such Class B Purchaser to the Agent for its Purchaser Group of a written request therefor and the submission by such Agent to the Issuer and the Servicer of such written request therefor, such Class B Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent funds are then or thereafter become available therefor pursuant to subsection 5.5(a) or subsection 5.5(b) of the Sale and Servicing Agreement, any additional amounts necessary to compensate such Class B Purchaser for such increased cost or reduced amount receivable, to the extent not already reflected in the applicable interest rate, no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for compensation under this subsection 2.4(a), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination
Date).

          (b) In the event that any Class B Purchaser shall have reasonably determined that any Regulatory Change regarding capital adequacy has the effect of reducing the rate of return on such Class B Purchaser's capital or on the capital of any Person controlling such Class B Purchaser as a consequence of its obligations hereunder or its maintenance of its Commitment or its interest in the Class B Notes to a level below that which such Class B Purchaser or such Person could have achieved but for such Regulatory Change (taking into consideration such Class B Purchaser's or such Person's policies with respect to capital adequacy) by an amount deemed by such Class B Purchaser or such Person to be material, then, from time to time, after submission by such Class B Purchaser to the Agent for its Purchaser Group of a written request therefor and submission by such Agent to the Issuer and the Servicer of such written request therefor, such Class B Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent funds are then or thereafter become available therefor pursuant subsection 5.5(a) or subsection 5.5(b) of the Sale and Servicing Agreement, such additional amount or amounts as will compensate such Class B Purchaser or such Person, as applicable, for such reduction, no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for compensation under this subsection 2.4(b) of this Agreement, if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date). Nothing in this subsection 2.4(b) shall be deemed to require the Issuer to pay any amount to a Class B Purchaser to the extent such Class B Purchaser has been compensated therefor under another provision of this Agreement or to the extent such amount is already reflected in the applicable interest rate.

          (c) Each Class B Purchaser agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to subsections 2.4(a) and 2.4(b) of this Agreement, including but not limited to designating a different Investing Office for its Class B Notes (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in subsection 2.4(a) or 2.4(b) hereof and will not, in the reasonable opinion of such Class B Purchaser, be unlawful or otherwise disadvantageous to such

Class B Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Class B Purchaser or in an increase in the aggregate amount payable under subsections 2.4(a) and 2.4(b) hereof. . If such claim is not eliminated by any such designation or no such designation is done and the Class B Purchaser does not waive payment of such amount, the Issuer shall have the right to procure a replacement purchaser which is not so affected and which is reasonably acceptable to the Agent for the related Purchaser Group and the Administrative Agent (a "Replacement Purchaser") to replace such Class B Purchaser. No replacement of a Class B Purchaser shall be effected pursuant to this subsection 2.4(c) if, after giving effect thereto, any amounts shall be owing to the replaced Class B Purchaser hereunder. Each affected Class B Purchaser hereby agrees to take, at the Issuer's expense, all actions necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

          Notwithstanding the foregoing, (i) if the Class B Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to such the related CP Conduit and (ii) if the Class B Purchaser being replaced pursuant to this subsection is a CP Conduit, the Replacement Purchaser shall be acceptable to all related Committed Purchasers; and it shall be a condition of such replacement Committed Purchaser that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class B Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In the event that a proposed Replacement Purchaser designated by the Issuer and approved by the applicable Agent and the Administrative Agent as provided in this subsection is not acceptable to the applicable CP Conduit or the applicable Committed Purchasers, as applicable, or has not within a reasonable period entered into applicable Support Facilities, and another replacement Class B Purchaser has not been promptly procured as provided in this subsection with the consent of all affected parties, then any Class B Purchaser which failed to consent to such replacement or to enter into such Support Facilities may be replaced by a Replacement Purchaser as provided in this subsection.

          (d) Each Class B Purchaser claiming increased amounts described in subsection 2.4(a) or 2.4(b) of this Agreement will furnish to the Agent for its Purchaser Group (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the calculation of the amount (in reasonable detail) of each request by such Class B Purchaser for any such increased amounts referred to in subsection 2.4(a) or 2.4(b) hereof. Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. Failure on the part of any Class B Purchaser to demand compensation for any amount pursuant to subsection 2.4(a) or 2.4(b) hereof with respect to any period shall not constitute a waiver of such Class B Purchaser's right to demand compensation with respect to such period; provided, however, notwithstanding the foregoing provisions of this Section 2.4, a Class B Purchaser shall not be compensated for any such amount relating to any period ending, and of which such Class B Purchaser has had knowledge, more than six months prior to the date that such Class B Purchaser notifies the Issuer and the Servicer in writing thereof or for any amounts resulting from a change by any Class B Purchaser of its Investing Office (other than changes required by law or changes made pursuant to subsection 2.4(c)).

          2.5  Taxes.

          (a) All payments made to the Class B Purchasers, the Agents or the Administrative Agent under this Agreement and the Sale and Servicing Agreement and the Indenture (including all amounts payable with respect to the Class B Notes) shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, "Taxes"), excluding (i) income taxes (including branch profit taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income of such Class B Purchaser, Participant, Agent or the Administrative Agent (as the case may be) or the gross receipts or income of such Class B Purchaser, Participant, Agent or the Administrative Agent, as the case may be; (ii) any Taxes that would not have been imposed but for the failure of such Class B Purchaser, Participant, Agent or the Administrative Agent, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Class B Purchaser, Participant, Agent or the Administrative Agent, as applicable; and (iii) any Taxes imposed as a result of a change by any Class B Purchaser or Participant of its Investing Office (other than changes mandated by this Agreement, including subsection 2.4(c) hereof, or required by law) (all such excluded taxes being hereinafter called "Excluded Taxes").

          If, as a result of any change in law, treaty or regulation or in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the adoption of any law, treaty or regulation, any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Class B Purchaser or Agent or the Administrative Agent hereunder or under the Sale and Servicing Agreement or the Indenture, then after submission by any Class B Purchaser to the Agent for its Purchaser Group (in the case of an amount payable to a Class B Purchaser) and by any Agent or the Administrative Agent to the Issuer and the Servicer of a written request therefor, the amounts so payable to such Class B Purchaser or Agent or the Administrative Agent, as applicable, shall be increased, and such Class B Purchaser (through the applicable Agent) or Agent or the Administrative Agent, as applicable, shall be entitled to be paid (in the case of payments from a Seller or the Issuer, only to the extent funds are then or thereafter available therefor pursuant to clause (xx) of subsection 5.5(a) or
(xix) of subsection 5.5(b) of the Sale and Servicing Agreement), the amount of such increase to the extent necessary to yield to such Class B Purchaser or Agent or the Administrative Agent, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement or in the Sale and Servicing Agreement and the Indenture, as applicable, no later than the Distribution Date following receipt by the Issuer and the Servicer of a request for such additional amounts under this subsection 2.5(a), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date); provided, however, that the amounts so payable to such Class B Purchaser or Agent or the Administrative Agent shall not be increased pursuant to this subsection 2.5(a) if such requirement to withhold results from the failure of such Person to comply with subsection 2.5(c) hereof. Whenever any Taxes are payable on or with respect to amounts distributed to a Class B Purchaser or Agent or the Administrative Agent, as promptly as possible thereafter the Issuer and the Servicer shall send to the Agent, on behalf of such Class B Purchaser, or to such Agent or the Administrative Agent, as applicable, a certified copy of an original official receipt showing payment thereof. Notwithstanding any other provisions of this Section 2.5, the Servicer shall not have any liability under this Section 2.5 for the payment of Taxes except for Taxes (other than Excluded Taxes) assessed on indemnification payments made or required to be made by the Servicer for its own account under
Section 2.6 of this Agreement. If the Issuer, the Sellers or the Servicer, as applicable, fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, on behalf of itself or such Class B Purchaser, or to such Agent or the Administrative Agent, as applicable, the required receipts or other required documentary evidence, such Class B Purchaser (through the applicable Agent) or Agent or the Administrative Agent, as applicable, shall be entitled to be paid, in the case of a failure by the Issuer or AFC, only to the extent funds are then or thereafter available therefor pursuant to clause
(xx) of subsection 5.5(a) or (xix) of subsection 5.5(b) of the Sale and Servicing Agreement) or in the case of a failure by the Servicer, by such entity, as the case may be, any incremental taxes, interest or penalties that may become payable by such Class B Purchaser or Agent or the Administrative Agent, as applicable, as a result of any such failure no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for payment under this subsection 2.5(a), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date).

          (b) A Class B Purchaser claiming increased amounts under subsection 2.5(a) hereof for Taxes paid or payable by such Class B Purchaser will furnish to the applicable Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Class B Purchaser for such Taxes, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. An Agent or the Administrative Agent claiming increased amounts under subsection 2.5(a) hereof for its own account for Taxes paid or payable by such Agent or the Administrative Agent, as applicable, will furnish to the Issuer and the Servicer a certificate prepared in good faith setting forth the basis and amount of each request by the Agent or the Administrative Agent for such Taxes. Any such certificate of a Class B Purchaser or Agent or the Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Class B Purchaser or Agent or the Administrative Agent to demand additional amounts pursuant to subsection 2.5(a) of this Agreement with respect to any period shall not constitute a waiver of the right of such Class B Purchaser or Agent or the Administrative Agent, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to such Class B Purchaser (through the applicable Agent) or Agent or the Administrative Agent, as the case may be, on the Distribution Date following receipt by the Issuer and the Servicer of such certificate, if such certificate is received by the Issuer and the Servicer at least five Business Days prior to the Determination Date related to such Distribution Date and otherwise shall be due and payable on the following Distribution Date (or, if earlier, on the Termination Date).

          (c) Each Class B Purchaser and each Participant holding an interest in Class B Notes agrees that prior to the date on which the first interest or fee payment hereunder is due thereto, it will deliver to the Issuer, the Servicer, the Trustee, the applicable Agent and the Administrative Agent (i) if such Class B Purchaser or Participant is not incorporated under the laws of the United States or any State thereof, two duly completed copies of the U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN claiming treaty benefits, or in either case successor applicable forms required to evidence that the Class B Purchaser or Participant is entitled to receive payments under this Agreement and with respect to the Class B Notes without deduction or withholding of any United States federal income taxes, (ii) in the case of any other Class B Purchaser or Participant, a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Class B Purchaser or Participant holding an interest in Class B Notes also agrees to deliver to the Issuer, the Servicer, the Trustee, the applicable Agent and the Administrative Agent two further copies of such Form W-8ECI, Form W-8BEN claiming treaty benefits or Form W-9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by an Agent or the Administrative Agent, unless in any such case, solely as a result of a change in treaty, law or regulation occurring prior to the date on which any such delivery would otherwise be required, the Class B Purchaser is no longer eligible to deliver then-applicable form set forth above and so advises the Issuer, the applicable Agent and the Administrative Agent. Each Class B Purchaser certifies, represents and warrants as of the Closing Date, each Assignee and each Participant (in either case other than a Support Party) shall certify, represent and warrant as a condition of acquiring its Assignment or Participation as of the effective date of the Transfer Supplement to which it is a party or of such Participation, as the case may be, and each Support Party shall certify, represent and warrant as of the effective date of its becoming a Support Party, that (x) it is entitled to receive payments under this Agreement and with respect to the Class B Notes without deduction or withholding of any United States federal income taxes and
(y) it is entitled to an exemption from United States backup withholding tax.

          (d) Each Class B Purchaser agrees that it shall use its reasonable efforts to designate a different Investing Office if such designation will eliminate or reduce any amount due under this Section 2.5 and will not, in the reasonable opinion of such Class B Purchaser, be unlawful or otherwise disadvantageous to such Class B Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Class B Purchaser. If such amount is not eliminated by any such designation or no such designation is done and the Class B Purchaser does not waive payment of such amount, the Issuer shall have the right to procure a replacement purchaser which is not so affected and which is reasonably acceptable to the Agent for the related Purchaser Group and the Administrative Agent (a "Replacement Purchaser") to replace such Class B Purchaser. No replacement of a Class B Purchaser shall be effected pursuant to this subsection 2.5(d) if, after giving effect thereto, any amounts shall be owing to the replaced Class B Purchaser hereunder. Each affected Class B Purchaser hereby agrees to take all actions necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

          Notwithstanding the foregoing, (i) if the Class B Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the related CP Conduit and (ii) if the Class B Purchaser being replaced pursuant to this subsection is a CP Conduit, the Replacement Purchaser shall be acceptable to all related Committed Purchasers; and it shall be a condition of such replacement Committed Purchaser that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class B Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In the event that a proposed Replacement Purchaser designated by the Issuer and approved by the applicable Agent and the Administrative Agent as provided in this subsection is not acceptable to the applicable CP Conduit or the applicable Committed Purchasers, as applicable, or has not within a reasonable period entered into applicable Support Facilities, and another replacement Class B Purchaser has not been promptly procured as provided in this subsection with the consent of all affected parties, then any Class B Purchaser which failed to consent to such replacement or to enter into such Support Facilities may be replaced by a Replacement Purchaser as provided in this subsection.

          2.6  Indemnification.

          (a) Without limiting any other rights which any such Person may have hereunder or under applicable law, AmeriCredit hereby agrees to indemnify each of the Administrative Agent, the Agents, and the Class B Purchasers, and each other Affected Party and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnitee"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to any Transaction Document or the transactions contemplated thereby or the use of proceeds therefrom by the Issuer, including (without limitation) in respect of the funding of any Borrowing or in respect of any Receivable, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnitee or its agent or subcontractor, (b) except as otherwise provided herein, non-payment by any obligor of an amount due and payable with respect to a Receivable, (c) any loss in value of any Financed Vehicle or Eligible Investment due to changes in market conditions or for other reasons beyond the control of AmeriCredit or the Issuer, (d) any Excluded Tax or
(e) any amount which represents legal, accounting or other costs incurred by any Indemnitee in respect of any legal action between such Indemnitee and AmeriCredit or any Affiliate of AmeriCredit if a court of competent jurisdiction makes a final determination that AmeriCredit is the prevailing party. Without limiting the foregoing, but subject to the exclusions (a) through (e) above, AmeriCredit agrees to indemnify each Indemnitee for Indemnified Amounts arising out of or relating to:

               (i) the breach of any representation or warranty made by the Issuer, either Seller (or any of its officers) or AmeriCredit (in any capacity) or any Affiliate of AmeriCredit under or in connection with this Agreement or the other Basic Documents, any Servicer's Certificate, Borrowing Base Confirmation or any other information, report or certificate delivered by the Issuer, either Seller, Servicer or AmeriCredit (in any capacity) or an Affiliate of AmeriCredit pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

               (ii) the failure by the Issuer, either Seller, the Servicer or AmeriCredit (in any capacity) to comply in any material way with any applicable law, rule or regulation with respect to any Receivable or any Financed Vehicle, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

               (iii) the failure to vest and maintain vested in the Trust Collateral Agent, for the benefit of the Noteholders, a first-priority security interest in all the Collateral, free and clear of any Lien;

               (iv) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

               (v) any failure of AmeriCredit or an Affiliate of AmeriCredit, as Servicer, to perform its duties or obligations in accordance with the provisions of the Sale and Servicing Agreement or any provision contained in any other Basic Document;

               (vi) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Receivable or strict liability claim in connection with any Financed Vehicle related to a Receivable;

               (vii) any tax or governmental fee or charge (but not including any Excluded Taxes), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Borrowing, or any other interest in the Collateral;

               (viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization;

               (ix) the commingling of the proceeds of the Collateral at any time with other funds; or

               (x)    the occurrence of a CP Conduit Consolidation Event.

     If for any reason (other than the exclusions (a) through (e) set forth in the first paragraph of this Section 2.6(a)) the indemnification provided above in this Section 2.6(a) is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then AmeriCredit shall contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee, on the one hand, and AmeriCredit, its Affiliates and the Issuer, on the other hand, but also the relative fault of such Indemnitee, on the one hand, and AmeriCredit, its Affiliates or the Issuer, on the other hand, as well as any other relevant equitable considerations.

          (b) AmeriCredit and any Successor Servicer, by accepting its appointment as Servicer pursuant to the Sale and Servicing Agreement, (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself only the representations and warranties made by the Servicer in subsections 4.1(a) through 4.1(e) hereof (in the case of subsection 4.1(a) with appropriate factual changes) and (iii) shall severally as to itself agree to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the negligence or willful misconduct of AmeriCredit or such Successor Servicer, as applicable, in exercising its powers and carrying out its obligations as Servicer under this Agreement, the Sale and Servicing Agreement or any Related Document.

          (c) In the event that for any reason, (i) the basis for calculation of interest on any portion of any CP Conduit's Percentage Interest of the Class B Principal Balance shall change from the Commercial Paper Rate to the Alternative Rate or from the Adjusted Eurodollar Rate to the Prime Rate, (ii) the Issuer shall revoke or cancel any Borrowing Notice or decrease the Additional Class B Principal Amount subject thereto, or (iii) any Class B Purchaser receives any repayment of any portion of its share of any Borrowing constituting a part of the Class B Principal Balance on a date other than the last day of a Fixed Period for such Borrowing, including, without limitation, on an Interim Distribution Date, then in any such case each affected Class B Purchaser shall be entitled to be indemnified by the Issuer, against, and to be paid the amount equal to any loss or reasonable out-of-pocket expense suffered by such Class B Purchaser as a result of such change or such repayment, including, in the case of a CP Conduit, any loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Class B Principal Balance, or, in the case of any Class B Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Class B Principal Balance, but in each case only to the extent funds are then or thereafter available therefor pursuant to subsection 5.5(a) or subsection 5.5(b) of the Sale and Servicing Agreement. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Class B Purchaser or Agent or by the Administrative Agent, as the case may be, to the Issuer and the Servicer and shall be conclusive absent manifest error. Amounts payable pursuant to this subsection 2.6(c) shall be due no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for payment under this subsection 2.6(c), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination
Date).

          2.7  Expenses, etc.

          (a) The Sellers agree to pay on demand (i) to the Administrative Agent and the initial Class B Purchasers and Agents all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of counsel with respect thereto and the amounts due to Moody's and S&P in connection with their rating of the

Notes and their review of the initial CP Conduits' acquisition of the Class B Notes, (ii) to the Administrative Agent all reasonable costs and expenses in connection with the preparation, execution, and delivery of Joinder Supplements and the other documents to be delivered in connection therewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of counsel with respect thereto,
(iii) to the Administrative Agent and each Agent and Class B Purchaser all reasonable costs and expenses in connection with any amendments of or waivers or consents under this Agreement or the Related Documents, including in each case the reasonable fees and out-of-pocket expenses of counsel with respect thereto, and (iv) to the Administrative Agent and each Agent and Class B Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of this Agreement or any of the Related Documents, and the other documents delivered thereunder or in connection therewith. Upon being found to have breached its own representations, warranties or obligations under this Agreement or any Related Documents, the Servicer agrees to pay to the Administrative Agent and each Agent and Class B Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, incurred solely in connection with the enforcement of such representations, warranties or obligations against the Servicer.

          (b) The Sellers agree to pay on demand any and all stamp, transfer and other similar taxes (other than Excluded Taxes) and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents and each related Support Facility, and agrees to save each Class B Purchaser and Agent and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

          2.8  Effect of Event of Default.

          (a) Optional Termination. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 5.1(iii) or (iv) of the Indenture), the Administrative Agent may with the consent of the Majority Class B Purchasers, and, at the direction of the Majority Class B Purchasers, the Administrative Agent shall declare the Purchase Termination Date to have occurred, whereupon the Commitments of the Committed Purchasers, if any, hereunder shall terminate.

          (b) Automatic Termination. Upon the occurrence of an Event of Default described in Section 5.1(iii) or (iv) of the Indenture, the Purchase Termination Date shall be deemed to have occurred automatically, and the Commitments of the Committed Purchasers, if any, hereunder shall be deemed to have terminated.

                         ARTICLE 3  CONDITIONS PRECEDENT

          3.1 Conditions to Initial Purchase. Part I. The following shall be conditions precedent to the effectiveness of the amendment and restatement of this Agreement:

          (a) the representations and warranties of AFC, AmeriCredit and the Issuer set forth or referred to in Article 4 hereof shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date (except for representations and warranties which relate to a specific date, which shall be true and correct as of such date), and no event which of itself or with the giving of notice or lapse of time, or both, would constitute a Termination Event shall have occurred and be continuing on the Closing Date;

          (b) a Supplemental Fee Letter shall have been executed and delivered by the Sellers to the Administrative Agent and each Agent, as applicable; and

          (c) the Administrative Agent and the Agents shall have received on the Closing Date the following items, each of which shall be in form and substance satisfactory to the Agents:

               (i) an Officer's Certificate of AFC confirming the satisfaction of the conditions set forth in clauses (a) (as to representations and warranties of AFC only) above;

               (ii) an Officer's Certificate of AmeriCredit confirming the satisfaction of the conditions set forth in clauses (a) (as to representations and warranties of AmeriCredit only) above;

               (iii) an Officer's Certificate of the Issuer confirming the satisfaction of the conditions set forth in clauses (a) (as to representations and warranties of the Issuer only) above;

               (iv) a copy of (A) the charter and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of, each of AmeriCredit and AFC, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of each of AmeriCredit and AFC with respect to the Related Documents to which it is party, certified by its authorized officer;

               (v) a certificate issued no earlier than 30 days prior to the Initial Closing Date by an appropriate Governmental Authority evidencing the legal existence and good standing of each of AFC, the Issuer and AmeriCredit;

               (vi) the favorable written opinions of counsel for AFC, AmeriCredit, the Issuer, the Trust Collateral Agent, the Backup Servicer, the Owner Trustee and the Trustee, addressed to the Administrative Agent and each Agent and Class B Purchaser, or accompanied by a letter providing that the Administrative Agent and each Agent and Class B Purchaser may rely on such opinions as if they were addressed to them, and dated the Closing Date, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which the AFC, AmeriCredit, the Issuer, the Trust Collateral Agent, the Backup Servicer, the Owner Trustee and the Trustee, (individually or in any other capacity) is party, true sale, bankruptcy, bank insolvency, security interest and tax matters and such other matters as the Administrative Agent or any Agent may request;

               (vii) evidence of the due execution and delivery by each of the Owner Trustee and the Trustee of the Related Documents to which each is party;

               (viii) an executed copy of the Sale and Servicing Agreement, the Indenture, the Custodial Agreement, the Lockbox Agreement, the Trust Agreement and the Master Sale and Contribution Agreement;

               (ix) evidence satisfactory to the Administrative Agent that financing statements duly executed by AmeriCredit, the Issuer and AFC or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent or any Agent or Class B Purchaser, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Related Documents have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid;

               (x) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the Initial Closing Date, listing all effective financing statements which name AmeriCredit, the Issuer and AFC (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (x) above were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the party under the Related Documents to which transfers (including grants of security interests) thereunder purport to have been made shall cover any of the property purported to be conveyed thereunder); and

               (xi) such additional documents, instruments, certificates or letters as the Administrative Agent or any Agent or Class B Purchaser may reasonably request.

          (d) the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes shall have been duly issued in accordance with the Sale and Servicing Agreement and the Indenture and the Reserve Account and Collateral Account shall have been established with the Trustee;

          (e) the Sellers shall have paid all fees payable on or before the date of such borrowing to the Administrative Agent (for its own account or for the account of the initial Class B Purchasers and Agents) described in the Supplemental Fee Letters and all reasonable and appropriately invoiced costs and expenses of the Administrative Agent and the initial Agents and Class B Purchasers payable by the Sellers, to the extent provided herein, in connection with the transactions contemplated hereby;

          (f) the Administrative Agent and the Agents shall have received the following:

               (i) evidence satisfactory to the Administrative Agent and the initial Agent that the Class A-1 Notes and the Class A-2 Notes are rated Aaa by Moody's and AAA by S&P, that the Class B Notes are rated Aa2 or higher by Moody's and AA or higher by S&P, and that the Class C Notes are rated A2 or higher by Moody's and A or higher by S&P;

               (ii) a certificate of the Trustee as to the establishment of certain accounts as provided in the Sale and Servicing Agreement and the Indenture;

               (iii) a "field report" from RSM McGladrey, Inc. in form and substance acceptable to each Class B Purchaser; and

               (v) the duly executed Class B Note(s) registered in the name of each Agent as nominee on behalf of the Class B Owners in its Purchaser Group.

          (g) evidence satisfactory to each initial CP Conduit that its purchase of Class B Notes hereunder will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by Moody's, S&P or any other nationally recognized rating agency rating its Commercial Paper Notes.

     Part II. The following shall be conditions precedent to the obligations of any Class B Purchaser to purchase its share of the initial Additional Class B Principal Amount:

          (a) an amount equal to the Minimum Reserve Account Amount shall have been deposited from the proceeds of the first borrowing under the Indenture in the Reserve Account;

          (b) the Receivables Financing Agreement, dated as of June 30, 2000, as amended, among AmeriCredit DB Trust, AFS, AmeriCredit Funding Corp. IV, the Lenders parties thereto, DBNY, as Agent, and Bank One NA, as Backup Servicer and Collateral Agent shall have been terminated;

          (c) Receivables Financing Agreement, dated as of March 31, 1999, among AmeriCredit Warehouse Trust, AFS, AmeriCredit Funding Corp., AmeriCredit Corporation of California, the Lenders parties thereto, Credit Suisse First Boston, New York Branch, as Agent, and Bank One NA, as Backup Servicer and Collateral Agent shall have been terminated; and

          (d) Amended and Restated Security Agreement, dated as of August 31, 2000, among AmeriCredit Barclays Trust, as Debtor, AmeriCredit Financial Services, Inc., individually and as Collection Agent, AmeriCredit Funding Corp. III, Individually, Sheffield Receivables Corporation, as Company, and Bank One, N.A., as Collateral Agent and Securities Intermediary shall have been terminated.

          3.2 Condition to Purchases. The following shall be conditions precedent to the obligation of any Class B Purchaser to purchase its share of any Additional Class B Principal Amount (other than an Additional Class B Principal Amount which refunds a Swingline Borrowing) on any Purchase Date:

          (a) the Administrative Agent and Agents shall have timely received a properly completed Borrowing Notice, which shall include a Borrowing Base Confirmation and Schedule of Receivables;

          (b) (i) all interest, fees, expenses and all other amounts then due and payable to the Administrative Agent or any Class B Purchaser or Agent hereunder shall have been paid, and (ii) no Termination Event, and no event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing; provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate, including, without limitation, as a result of an election of Option A or Option B as set forth on Schedule 2 to the Indenture, and (y) no other Termination Event or event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent a purchase if, after giving effect to such purchase and the application of the proceeds thereof, no Borrowing Base Deficiency would exist;

          (c) in the case of any Borrowing Date, all conditions to the issuance of the Additional Class B Principal Amount and any Additional Class B Principal Amount, Additional Class C Principal Amount, Additional Class D Principal Amount and Additional Class E Principal Amount to occur on such Borrowing Date set forth in the Indenture or any other Related Document shall have been satisfied;

          (d) after giving effect to the issuance of the Notes or the issuance of the Additional Class B Principal Amount and any Additional Class B Principal Amount, Additional Class C Principal Amount, Additional Class D Principal Amount and Additional Class E Principal Amount to occur on such Borrowing Date, all representations and warranties of the Sellers, the Issuer and the Servicer contained herein or in the Related Documents or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (other than representations and warranties in Section 4.1(f) which specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date);

          (e) after giving effect to the issuance of the Notes or the issuance of the Additional Class A-1 Principal Amount and any Additional Class A-2 Principal Amount, Additional Class C Principal Amount, Additional Class D Principal Amount and Additional Class E Principal Amount to occur on such Borrowing Date, the Class B Principal Balance shall be equal to or less than the Class B Facility Limit;

          (f) after giving effect to any withdrawals from or deposits to the Reserve Account on such date, the amount on deposit therein shall at least equal the Minimum Reserve Account Amount;

          (g) in the case of each Borrowing Date, the Issuer shall have delivered to the Administrative Agent an Officer's Certificate dated such Borrowing Date certifying that the conditions described in subsections 3.2(a) through 3.2(f) and 3.2(h) through (k) have been satisfied;

          (h) the Class A-1 Notes and the Class A-2 Notes shall remain rated Aaa by Moody's and AAA by S&P, the Class B Notes are rated Aa2 or higher by Moody's and AA or higher by S&P, and the Class C Notes shall remain rated A2 or higher by Moody's and A or higher by S&P and, if the Class D Notes have been rated by Moody's and S&P, the Class D

Notes shall remain rated Baa2 or higher by Moody's and BBB or higher by S&P and, if the Class E Notes have been rated by Moody's and S&P, the Class E Notes shall remain rated Ba1 or higher by Moody's and BB or higher by S&P;

          (i) if the Issuer shall be purchasing additional Receivables with the proceeds of such borrowing, the Administrative Agent shall have received a duly completed and executed Collateral Receipt in respect of each such Receivable identified in related Schedule(s) submitted with the Borrowing Notice for such Borrowing;

          (j)  the Net Spread for the Receivables shall not be less than 5.5%;
and

          (k) in the case of any CP Conduit, such CP Conduit's Support Facilities shall be in full force and effect.

                    ARTICLE 4  REPRESENTATIONS AND WARRANTIES

          4.1 Representations and Warranties of AmeriCredit, AFC and the Issuer. AmeriCredit, AFC and the Issuer each severally, with respect to itself only, represents and warrants to the Class B Purchasers, the Agents and the Administrative Agent that its representations and warranties (individually or as Seller or Servicer, as applicable) set forth in the Sale and Servicing Agreement, the Indenture and the other Related Documents are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). AmeriCredit, AFC and the Issuer each severally, with respect to itself only, further represents and warrants to, and agrees with, each Class B Purchaser and Agent and the Administrative Agent that, as of the date hereof and as of each Borrowing Date:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware as a corporation (if AmeriCredit or AFC) or a Delaware statutory trust (if the Issuer), with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

          (b) It has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each such Related Document will constitute its legal, valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally. The enforceability of its obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

          (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with its execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Related Documents to which it is a party.

          (d) The execution, delivery and performance by it of each of this Agreement and the Related Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its charter or by-laws or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Related Documents to which it is a party).

          (e) To its knowledge, except to the extent already disclosed in writing to the Administrative Agent and the Class B Purchasers, there is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or threatened, against it with respect to this Agreement and the Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties, in each case which would have a material adverse effect on it or the transactions contemplated by, or its ability to perform its respective obligations under, this Agreement or the Related Documents to which it is a party.

          (f) It has delivered to the Administrative Agent and each Agent complete and correct copies of, in the case of AmeriCredit, its audited consolidated balance sheet as at June 30, 2001, and the related audited consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended, accompanied by the report thereon of PriceWaterhouseCoopers, and its unaudited consolidated balance sheet as at September 30, 2001, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended. Such financial statements fairly present in all material respects its financial condition as at such date and the results of its operations for the period ended on such dates, all in accordance with United States generally accepted accounting principles or regulatory accounting principles, as applicable, consistently applied, and since June 30, 2001 there has been no material adverse change in its condition or operations.

          (g) The issuance and sale of the Notes is exempt from the registration requirements of the Securities Act; the Indenture is exempt from qualification under the Trust Indenture Act, and neither any Seller nor the Issuer is required to be registered under the Investment Company Act.

          (h) On the Closing Date and after giving effect to the issuance of the Notes, no Event of Default, Termination Event or Servicer Termination Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute an Event of Default, Servicer Termination Event or other Termination Event.

          (i) No proceeds of any Borrowing will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (j) The chief executive office of the Issuer is located at the Corporate Trust Office (as defined in the Trust Agreement).

          (k) The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Basic Documents. The Issuer has no Indebtedness to any Person other than pursuant to this Agreement and the other Basic Documents. The Issuer, after giving effect to the transactions contemplated by this Agreement and the other Basic Documents, will have adequate funds to conduct its business in the foreseeable future.

          (l) The Issuer has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Issuer. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Issuer in connection with the execution and delivery of this Agreement and the other Basic Documents and the transactions contemplated hereby or thereby including the transfer of each Receivable to the Issuer have been paid or shall have been paid if and when due at or prior to the Closing Date and the relevant Transfer Date, as the case may be.

          (m) Each Servicer's Certificate and Borrowing Base Confirmation is accurate in all material respects as of the date thereof.

          (n) Each Receivable and other Collateral was purchased by, or contributed to, the Issuer on the relevant Transfer Date pursuant to the Sale and Servicing Agreement.

          (o) All information heretofore or hereafter furnished by or on behalf of the Issuer to any Purchaser, the Administrative Agent or any Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

          (p) The Issuer is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          (q) There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Issuer.

          (r) The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

          (s) The Issuer has no trade names, fictitious names, assumed names or "doing business as" names.

          (t) The Issuer is operated as an entity with assets and liabilities distinct from those of AmeriCredit and any other Affiliates of the Issuer, and the Issuer hereby acknowledges that the Administrative Agent, each of the Agents and each of the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Issuer's identity as a separate legal entity from AmeriCredit and each such Affiliate.

          There is not now, nor will there be at any time in the future, any agreement or understanding between AmeriCredit or any Affiliate and the Issuer (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

          (u) The Issuer does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

          (v) The Sale and Servicing Agreement is the only agreement pursuant to which the Issuer purchases Receivables, and the Basic Documents delivered to the Administrative Agent represent all material agreements between AmeriCredit and the Sellers, on the one hand, and the Issuer, on the other. The Issuer has furnished to the Agent true, correct and complete copies of each Basic Document to which the Issuer is a party, each of which is in full force and effect. Neither the Issuer nor any Affiliate party thereto is in default of any of its obligations thereunder in any material respect. Upon the purchase of each Receivable pursuant to the Sale and Servicing Agreement, the Issuer shall be the lawful owner of, and have good title to, such Receivable and all assets relating thereto, free and clear of any Liens. All such assets are transferred to the Issuer without recourse to a Seller except as described in the Purchase Agreement. The purchases of such assets by the Issuer constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) enforceable against creditors of the Sellers, and no such assets shall constitute property of a Seller.

          (w) One hundred percent (100%) of the outstanding Certificates are and will be directly owned (both beneficially and of record) by at least two holders and such holders shall not include any Person other than AmeriCredit or AFC. All Certificates are and will be validly issued, and there are no options, warrants or other rights to acquire Certificates or other equity rights in the Issuer.

          (x) All Receivables included in the Class B Borrowing Base as of the most recently delivered Servicer's Certificate or Borrowing Base Confirmation are Eligible Receivables.

                               ARTICLE 5  COVENANTS

          5.1 Covenants. Each of AmeriCredit, AFC and the Issuer, severally covenants and agrees, in each case as to itself individually or in its capacity as a Seller or Servicer, as applicable, each with respect to itself only, that through the Termination Date and thereafter so long as any amount of the Class B Principal Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Class B Owners and the Required Class B Purchasers shall otherwise consent in writing, that:

          (a) Each of the Issuer, AmeriCredit, AFC, each Seller and the Servicer shall perform in all material respects each of the respective agreements, warranties and indemnities applicable to it under the Related Documents to which it is a party and comply in all material respects with each of the respective terms and provisions applicable to it under the Related Documents to which it is party, which agreements, warranties and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full;

          (b) The Issuer, each Seller and the Servicer, as applicable, shall promptly furnish to the Administrative Agent and each Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of such Issuer, Seller or Servicer, as applicable, to the holders of Notes, to the Trustee, to the Trust Collateral Agent or to the Rating Agencies concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of such Issuer, Seller or the Servicer, as applicable, pursuant to this Agreement, the Sale and Servicing Agreement or the Indenture, and (ii) such other information, documents, records or reports respecting the Receivables, the Issuer, either Seller or the Servicer which is in the possession or under the control of the Issuer, either Seller or the Servicer, as the case may be, as the Administrative Agent or any such Agent may from time to time reasonably request;

          (c) Without limitation of the provisions of subsection 5.1(b) above, the Servicer shall furnish to the Administrative Agent and each Agent (i) with respect to each Distribution Date, a copy of the completed report furnished to the Trustee pursuant to Section 2.1(b)(i) the Sale and Servicing Agreement, (ii) a copy of each Officer's Certificate furnished to the Trustee pursuant to
Section 4.10 of the Sale and Servicing Agreement, and (iii) a copy of each annual certified public accountants' reports received by the Trustee pursuant to
Section 4.11 the Sale and Servicing Agreement;

          (d) Each Seller and the Servicer shall deliver to the Administrative Agent and each Agent (i) within 90 days following the end of each of its fiscal years, beginning with the fiscal year ending June 30, 2002, its audited consolidated balance sheet as of the end of such fiscal year, and the related audited consolidated statements of income and cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles and accompanied by the opinion of its independent certified public accountants and
(ii) within 45 days following the end of each of its fiscal quarters, beginning with the fiscal quarter ending September 30, 2001, its unaudited consolidated balance sheet as of the end of such fiscal quarter, and the related unaudited consolidated statements of income and cash flows for such fiscal quarter, prepared in accordance with generally accepted accounting principles;

          (e) Each of the Issuer, the Sellers and the Servicer shall furnish to the Administrative Agent and each Agent promptly after known to such party, information with respect to any action, suit or proceeding involving such party or any of its Affiliates by or before any court or any Governmental Authority which, if adversely determined, would have a material and adverse effect on such party or the transactions contemplated by, or such party's ability to perform its obligations under, this Agreement or the Related Documents;

          (f) From the Closing Date until the Termination Date, each of the Sellers, the Servicer and the Issuer, as applicable, will, at any time and from time to time during regular business hours, on at least five Business Days' (or if a Termination Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Termination Event has occurred, one Business Day's) notice to the related Seller, the Servicer and the Issuer, as the case may be, permit the Administrative Agent and each Agent, or its agents or representatives, at the cost and expense of the Sellers, in the case of one visit per year or, if a Termination Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Termination Event has occurred, at any time, and otherwise at the expense of the Administrative Agent or such Agent, as the case may be, (i) to examine all books, records and documents (including computer tapes and disks) in the possession or under the control of either Seller, the Servicer or the Issuer, as the case may be, relating to the Receivables, and (ii) to visit the offices and properties of each Seller, the Servicer or the Issuer, as applicable, for the purpose of examining such materials described in clause (i) above. Any information obtained by the Administrative Agent or an Agent pursuant to this subsection 5.1(f) shall be held in confidence by the Administrative Agent or such Agent, as applicable, in accordance with the provisions of Section 6.2 hereof, except that the Administrative Agent or such Agent may disclose such information to any Class B Purchaser which shall hold such information in accordance with the provisions of Section 6.2 hereof;

          (g) The Servicer shall furnish to the Administrative Agent and each Agent, promptly after the occurrence of any Termination Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Termination Event and any action taken or proposed to be taken by the Servicer or the related Seller with respect thereto;

              ARTICLE 6  MUTUAL COVENANTS REGARDING CONFIDENTIALITY

          6.1 Covenants. Each of AFC, individually and as Seller, the Issuer and AmeriCredit, individually, as Seller and as Servicer, severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of any CP Conduit which is a purchaser or beneficial owner of Class B Notes under this Agreement), except as the Administrative Agent or such Agent or Class B Purchaser may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its officers, employees, agents and legal advisors who are directly involved in the consideration of this Agreement (and then only on a confidential basis) and (ii) as required by applicable law or compulsory legal process; provided, that, in the case of clause (ii), AFC, each Seller, the Issuer, AmeriCredit or the Servicer, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative

Agent, Agent or Class B Purchaser of its intention to make any such disclosure prior to making such disclosure.

          6.2  Covenants of Class B Purchasers. Subject to the provisions of
Section 8.1(c) hereof, the Administrative Agent and each Agent and Class B Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Administrative Agent or any Agent or Class B Purchaser hereunder may in all cases be distributed to the Administrative Agent or to any Agent or Class B Purchaser) except that the Administrative Agent or such Agent or Class B Purchaser may disclose such information (i) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding provided that, unless prohibited by a Requirement of Law, the Administrative Agent or such Agent or Class B Purchaser shall provide prompt notice of such order to the affected party, (ii) upon the request or demand of any regulatory authority having jurisdiction over the Administrative Agent or any Agent or Class B Purchaser or any of its affiliates, (iii) to the extent that such information becomes publicly available other than by reason of improper disclosure by the Administrative Agent or such Agent or Class B Purchaser, (iv) to its affiliates, employees, legal counsel, independent auditors and other experts or agents who need to know such information and are informed of the confidential nature of such information, (v) for purposes of establishing a "due diligence" defense, (vi) which was available to the Administrative Agent or such Agent or Class B Purchaser on a nonconfidential basis from a source other than the affected party, provided that such source was not to the knowledge of the Administrative Agent or such Agent or Class B Purchaser bound by a confidentiality agreement with the affected party, (vii) has been independently acquired or developed by the Administrative Agent or such Agent or Class B Purchaser without violating any of the Administrative Agent or such Agent or Class B Purchaser's obligations under this engagement letter or (viii) at any time following the date three years after the date of this Agreement. No disclosure pursuant to subsection (viii) shall be made if the confidential information consists of non-public personal information, which shall include all Personally Identifiable Financial Information (as defined herein) in any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any Personally Identifiable Financial Information that is not publicly available, and shall further include all Non-Public Personally Identifiable Information as defined by federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time. "Personally Identifiable Financial Information" means any information a consumer provides to a party in order to obtain financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally Identifiable Financial Information may include, without limitation, a consumer's first and last name, physical address, zip code, e-mail address, phone number, Social Security number, birth date, account number and any information that identifies, or when tied to the above information may identify, a consumer.

                              ARTICLE 7  THE AGENTS

          7.1 Appointment. Each Class B Purchaser and each Agent hereby consents and agrees to the appointment of the Administrative Agent pursuant to the terms of the

Indenture, and each such Class B Purchaser and Agent irrevocably authorizes the Administrative Agent, as the agent for such Class B Purchaser or Agent, to take such action on its behalf under the provisions of this Agreement and the other Related Documents and to exercise such powers and perform such duties here under and thereunder as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Related Documents, together with such other powers as are reasonably incidental thereto. Each Class B Purchaser in each Purchaser Group hereby irrevocably designates and appoints the Agent for such Purchaser Group as the agent of such Class B Purchaser under this Agreement, and each such Class B Purchaser irrevocably authorizes such Agent, as the agent for such Class B Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor any Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Class B Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent or any Agent. To the extent that any provision of this Article 7 with respect to the relationship between an Agent and the Class B Purchasers in its Purchaser Group conflicts with any agreement between such Class B Purchasers and such Agent set forth in any agreement with respect to a Support Facility, the terms of such other agreement will control.

          7.2 Delegation of Duties. Each Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          7.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable to any of the Class B Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the Related Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Class B Purchasers for any recitals, statements, representations or warranties made by AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee or any officer thereof contained in any of the Related Documents or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection with, any of the Related Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Related Documents or for any failure of AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee to perform its obligations thereunder. No Agent shall be under any obligation to any Class B Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee.

          7.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Class B Owners and the Required Class B Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Class B Purchasers or by the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Class B Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class B Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Class B Purchasers in such Purchaser Group.

          7.5 Notices. No Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event unless such Agent has received notice from the Servicer, the Trustee or any Class B Purchaser, referring to this Agreement and describing such event. In the event any Agent receives such a notice, it shall promptly give notice thereof to the Class B Purchasers in its Purchaser Group. Each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Class B Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class B Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group; provided that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Class B Purchasers or of the Class B Purchasers in its Purchaser Group, as applicable.

          7.6 Non-Reliance on Agents and Other Class B Purchasers. Each Class B Purchaser expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer or the Trustee shall be deemed to constitute any representation or warranty by any Agent to any Class B Purchaser. Each Class B Purchaser represents to each Agent that it has, independently and without reliance upon any Agent or any other Class B Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables and made its own decision to purchase its interest in the Class B Notes hereunder and enter into this Agreement. Each Class B Purchaser also represents that it will, independently and without reliance upon any Agent or any other Class B Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables. Except for notices, reports and other documents received under Section 5 hereof, no Agent shall have any duty or responsibility to provide any Class B Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          7.7 Indemnification. The Committed Purchasers in each Purchaser Group agree to indemnify the Agent for such Purchaser Group in its capacity as such (without limiting the obligation (if any) of AFC, the Sellers, the Issuer, AmeriCredit and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class B Principal Balance) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Class B Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the Class B Principal Balance.

          7.8 Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee as though such Agent were not an agent hereunder. In addition, the Class B Purchasers acknowledges that one or more Persons which are Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as an Agent other than as expressly provided in this Agreement. Any Person which is an Agent may act as an Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

          7.9 Successor Agents. Any Agent may resign as Agent upon ten days' notice to the Class B Purchasers in its Purchaser Group, the Administrative Agent and each other Agent, the Trustee, the Sellers and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If an Agent shall resign as Agent under this Agreement, then (i) Class B Owners in its Purchaser Group having Percentage Interests aggregating greater than 51% of the aggregate Percentage Interests of all Class B Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 51% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. Any successor agent shall succeed to the rights, powers and duties of resigning Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                      ARTICLE 8  SECURITIES LAWS; TRANSFERS

          8.1  Transfers of Class B Notes.

          (a) Each Class B Purchaser shall execute and deliver to the Issuer on the Closing Date an Investment Letter substantially in the form attached hereto as Exhibit A. Each Class B Owner agrees that the beneficial interest in the Class B Notes purchased by it will be acquired for investment only and not with a view to any public distribution thereof, and that such Class B Owner will not offer to sell or otherwise dispose of any Class B Note acquired by it (or any interest therein) in violation of any of the requirements of the Securities Act or any applicable state or other securities laws. Each Class B Owner acknowledges that it has no right to require the AmeriCredit, AFC or the Issuer to register, under the Securities Act of 1933, as amended, or any other securities law, the Class B Notes (or the beneficial interest therein) acquired by it pursuant to this Agreement, any Joinder Supplement or any Transfer Supplement. Each Class B Owner hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Class B Notes, such Class B Owner has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (b) Each initial purchaser of a Class B Note or any interest therein and any Assignee thereof or Participant therein shall certify to the Issuer, the Sellers, the Servicer, the Trustee, the Administrative Agent and the Agent for its Purchaser Group that it is either (i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) who is entitled to receive payments under this Agreement and with respect to the Class B Notes without deduction or withholding of any United States federal income taxes and whose ownership of any interest in a Class B Note will not result in any withholding obligation with respect to any payments with respect to the Class B Notes by any Person and who will furnish to the Issuer, the Sellers, the Servicer, the Trustee, the Administrative Agent, the Agent for its Purchaser Group, and to the Class B Owner making the Transfer the forms described in subsection 2.5(c).

          (c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a "Transfer") of a Class B Note, a Commitment or any interest therein may be made only in accordance with this
Section 8.1. Any partial Transfer (other than from a CP Conduit to a related Support Party) of an interest in a Class B Note, a Commitment or any Purchaser Percentage by a Committed Purchaser shall be in respect of, at least $5,000,000 in the aggregate, which may be composed of (A) Class B Principal Balance or (B) to the extent in excess of the Class B Principal Balance subject to such Transfer, Commitment hereunder. Any Transfer of an interest in a Class B Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Class B Purchaser's beneficial interest in such Class B Note. No Class B Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a "Transferee") unless the Transferee is a Permitted Transferee and prior to the Transfer the Transferee shall have executed and delivered to the Agent and the Issuer an Investment Letter. A transferring Class B Purchaser shall promptly notify the Servicer of each Transfer other than (x) an Assignment (with respect to which the Administrative Agent is obligated to deliver notice) and
(y) a pledge or hypothecation to a Support Party by a Class B Purchaser which is a Conduit Purchaser.

               Each of AFC, the Sellers, the Issuer, AmeriCredit and the Servicer authorizes each Class B Purchaser to disclose to any Transferee and Support Party and any prospective Transferee or Support Party any and all confidential information in the Class B Purchaser's possession concerning this Agreement or the Related Documents or concerning the Receivables or such party which has been delivered to any Agent or such Class B Purchaser pursuant to this Agreement or the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Class B Purchaser by or on behalf of AFC, either Seller, the Issuer, AmeriCredit and the Servicer in connection with such Class B Purchaser's evaluation of the Receivables, AFC, the Sellers, the Issuer, AmeriCredit or the Servicer prior to becoming a party to, or purchasing an interest in this Agreement or the Class B Notes; provided that prior to any such disclosure, such Transferee or Support Party or prospective Transferee or Support Party shall have agreed in writing to comply with the confidentiality provisions of Section 6.2, and a copy of such written agreement as to compliance has been finished to the Servicer and the Administrative Agent.

          (d) Each Class B Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its Commitment or its interest in the Class B Notes, including the payments due to it under this Agreement and the Related Documents (each, a "Participation"), to any Permitted Transferee (each such Permitted Transferee, a "Participant"); provided, however, that no Participation shall be granted to any Person (i) unless and until the Agent for such Class B Purchaser's Purchaser Group shall have consented thereto, (ii) the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, and (iii) that such Participation consists of a pro rata percentage interest in all payments made with respect to such Class B Purchaser's beneficial interest (if any) in the Class B Notes. In connection with any such Participation, each Agent for a Purchaser Group shall maintain a register of each Participant of members of its Purchaser Group and the amount of each related Participation. Each Class B Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Class B Purchaser's direct obligations hereunder, and (B) neither the Trustee, the Issuer, the Trust Collateral Agent, the Backup Servicer, any Seller nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Class B Purchaser and each Participant shall comply with the provisions of subsection 2.5(c) of this Agreement. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent for its Purchaser Group. Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as if such Participant were a Class B Purchaser and such Sections applied to its Participation; provided, in the case of Section 2.5, that such Participant has complied with the provisions of subsection 2.5(c) hereof as if it were a Class B Purchaser; provided, further, no Participant shall be entitled to receive additional amounts or indemnification in amounts in excess of those the participating Class B Purchaser would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such participation occurred. Each Class B Purchaser shall give the Agent for its Purchaser Group notice of the consummation of any sale by it of a Participation. It shall be a further condition to the grant of any Participation that the Participant shall have certified, represented and warranted that (i) it is entitled to (A) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (B) an exemption from United States backup withholding tax, and (ii) to the extent such Participant has not otherwise directly provided such forms to the Issuer, the Sellers, the Servicer and the Trustee, (A) prior to the date on which the first interest payment is due to such Participant, such Participant will provide to the Issuer, AFC, the Servicer and Trustee, the forms described in subsection 2.5(c) (subject to the Issuer's consent, as applicable and as set forth therein) as though the Participant were a Class B Purchaser, and (B) such Participant similarly will provide subsequent forms as described in subsection 2.5(c) with respect to such participant as though it were a Class B Purchaser.

          (e) Each Class B Purchaser may, with the consent of the Agent for its Purchaser Group and in accordance with applicable law, sell, transfer or assign (each, an "Assignment"), to any Permitted Transferee (each, an "Assignee") all or any part of its Commitment (if any) or its interest in the Class B Notes and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit B hereto (a "Transfer Supplement"), executed by such Assignee and such Class B Purchaser and delivered to the Agent for its Purchaser Group for its acceptance and consent; provided, however, that (i) no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied,
(ii) no assignment or sale by a Committed Purchaser shall be effective without the consent of the CP Conduit in its Purchaser Group, (iii) no assignment or sale which results in the addition of a new Purchaser Group shall be effective without the consent of the Administrative Agent (which consent shall not unreasonably be withheld), and (iv) in no event shall the consent of an Agent, the Administrative Agent or the Issuer be required in the case of an assignment by a CP Conduit of its interest in the Class B Notes and its rights and obligations under this Agreement and the Related Documents to any one or more of its Committed Purchasers in its Purchaser Group or to any Support Party with respect to such CP Conduit; provided, further, however, that, with respect to any Assignment by one member of a Purchaser Group to another Person already a member of such Purchaser Group of its rights with respect to the Class B Note (but none of its Commitment, if any), it shall not be necessary to execute a Transfer Supplement so long as the Agent for such Purchaser Group gives prompt written notice of such Assignment to the Administrative Agent, the Servicer and the Issuer. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Class B Purchaser hereunder as set forth therein and (y) the transferor Class B Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Class B Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Purchaser Percentages or Liquidity Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent for the applicable Purchaser Group (or, in the case of an Assignment by which a new Purchaser Group is added to this Agreement, the Administrative Agent) shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Sellers, the Servicer and the Trustee.

          Upon instruction to register a transfer of a Class B Purchaser's beneficial interest in the Class B Notes (or portion thereof) and surrender for registration of transfer of such Class B Purchaser's Class B Note(s) (if applicable) and delivery to the Issuer of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Class B Notes (or portion thereof) shall be transferred in the records of the Trustee and the applicable Agent and, if requested by the Assignee, new Class B Notes shall be issued to the Assignee and, if applicable, the transferor Class B Purchaser in amounts reflecting such Transfer as provided in the Indenture. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

          (f) Each Class B Purchaser may pledge its interest in the Class B Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

          (g) Any Class B Purchaser shall have the option to change its Investing Office, provided that such Class B Purchaser shall have prior to such change in office complied with the provisions of subsection 2.5(c) hereof and provided further that such Class B Purchaser shall not be entitled to any amounts otherwise payable under Section 2.4 or 2.5 hereof resulting solely from such change in office unless such change in office was mandated by applicable law or by such Class B Purchaser's compliance with the provisions of this Agreement.

          (h) Each Support Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as though it were a Class B Purchaser and such Section applied to its interest in or commitment to acquire an interest in the Class B Notes; provided that such Support Party shall not be entitled to additional payments pursuant to (i)
Section 2.4 by reason of Regulatory Changes which occurred prior to the date it became an Support Party or (ii) Section 2.5 attributable to its failure to satisfy the requirements of subsection 2.5(c) as if it were a Class B Purchaser, and provided further, that unless such Support Party is a Permitted Transferee or has been consented to by the Issuer, such Support Party shall be entitled to receive additional amounts pursuant to Sections 2.4 or 2.5 only to the extent that its related CP Conduit would have been entitled to receive such amounts in the absence of the commitment and Support Advances from such Support Party; provided, further, no Participant shall be entitled to receive additional amounts or indemnification in amounts in excess of those the participating Class B Purchaser would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such participation occurred.

          (i) Each Support Party claiming increased amounts described in Sections 2.4 or 2.5 hereof shall furnish, through its related CP Conduit, to the Issuer, the Sellers, the Servicer, the Trustee and the Agent for the applicable Purchaser Group a certificate setting forth the basis and amount of each request by such Support Party for any such amounts referred to in Sections 2.4 or 2.5, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

          (j) In the event that a Committed Purchaser is a Downgraded Purchaser, the related CP Conduit shall have the right to replace such Committed Purchaser with a replacement Committed Purchaser consented to by the Issuer (which consent shall not be withheld except for a commercially reasonable purpose or reason), which replacement Purchaser shall succeed to the rights of such Committed Purchaser under this Agreement in respect of its Commitment as a Committed Purchaser, and such Committed Purchaser shall assign such Commitment and its interest in the Class B Notes to such replacement Committed Purchaser in accordance with the provisions of this Section 8.1; provided, that (A) such Committed Purchaser shall not be replaced hereunder with a new investor until such Committed Purchaser has been paid in full its Percentage Interest of the Class B Principal Balance and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.4, 2.5 and 2.6 of this Agreement) owed to it and to all Participants with respect to such Committed Purchaser pursuant to this Agreement, and (ii) if the Committed Purchaser to be replaced is an Agent, a replacement agent shall have been appointed in accordance with Section 7.9 hereof, and the Agent to be replaced shall have been paid all amounts owing to it as agent pursuant to this Agreement. For purposes of this subsection, a Committed Purchaser shall be a "Downgraded Purchaser" if and so long as the credit rating assigned to its short-term obligations by Moody's or Standard & Poor's on the date on which it became a party to this Agreement shall have been reduced or withdrawn, or as may be otherwise agreed among the Issuer, such Committed Purchaser and the CP Conduit in its Purchaser Group. Any Committed Purchaser which becomes a Downgraded Purchaser will give the Issuer and the Servicer notice of such reduction or withdrawal within 10 Business Days after the date thereof.

          (k) The Commitment of each Committed Purchaser in respect of its related CP Conduit shall not relate to any Assignee of such CP Conduit. Upon any Assignment by a CP Conduit of its Percentage Interest in the Class B Principal Balance to a Person which is not one of its Committed Purchasers, the Commitment of each of its related Committed Purchasers shall be reduced by an amount equal to the assigned Percentage Interest times such Commitment. Without the prior consent of the Administrative Agent and the Issuer, a CP Conduit may not enter into an Assignment with any Assignee other than (i) one or more of its Committed Purchasers, or (ii) one or more other Persons which, after giving effect to such Assignment and any concurrent Assignments, will be CP Conduits having Committed Purchasers which have, aggregate new Commitments equal to the aggregate reductions of Commitments pursuant to the preceding sentence.

          (l) In the event that a Class B Purchaser (or a Participant or Support Party for such Class B Purchaser) is entitled to receive additional payments pursuant to Section 2.4 or 2.5 hereof, the Issuer shall have the right to seek a Replacement Purchaser not so affected and which is reasonably acceptable to the Agent for such Purchaser Group to replace such affected Class B Purchaser. No replacement of a Class B Purchaser shall be effected pursuant to this subsection 8.1(l) if, after giving effect thereto, any amounts shall be owing to the replaced Class B Purchaser hereunder. Each affected Class B Purchaser hereby agrees to take all actions reasonably necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

          Notwithstanding the foregoing or the provisions of subsection 8.1(j),
(i) if the Class B Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the CP Conduit in its Purchaser Group in its sole discretion and (ii) if the Class B Purchaser being replaced is a CP Conduit, the Replacement Purchaser shall be acceptable to each Committed Purchaser in its Purchaser Group and to the Administrative Agent in their sole discretion, and in either such case it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class B Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In addition, if the Class B Purchaser to be replaced is an Agent or the Administrative Agent or is a CP Conduit which is administered or sponsored by an Agent or the Administrative Agent, it shall be a condition of such replacement that a replacement Agent or Administrative Agent shall have been appointed in accordance with Section 7.9, and the Agent or Administrative Agent to be replaced shall have been paid all amounts owing to it as Agent or Administrative Agent, as applicable pursuant to this Agreement.

          8.2 Tax Characterization. It is the intention of the parties hereto that the Class B Notes be treated for tax purposes as indebtedness, and the parties hereto agree to so treat the Class B Notes (to the extent permitted by law).

                             ARTICLE 9  MISCELLANEOUS

          9.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Class B Owners and the Required Class B Purchasers and subject to the satisfaction of the Rating Agency Condition, the Administrative Agent, each Agent, the Issuer, the Sellers and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Class B Note or reduce the rate or extend the time of payment of interest thereon, increase the obligation, if any, of any CP Conduit, or reduce or alter the timing of any other amount payable to any Class B Purchaser hereunder or under the Sale and Servicing Agreement or the Indenture, or increase the Commitment of any Committed Purchaser, in each case without the consent of the Class B Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or the definition of "Class B Principal Balance", or reduce the percentage specified in the definition of Majority Class B Owners, Majority Class B Purchasers, Required Class B Owners or Required Class B Purchasers, in each case without the written consent of all Class B Purchasers or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of each Agent affected by such amendment, modification or wavier. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

          An Agent may cast any vote or give any consent or direction under the Sale and Servicing Agreement, the Indenture or other Related Documentation on behalf of the Holders (as defined in the Indenture) of Class B Notes in its Purchaser Group if it has been directed to do so by Class B Owners in such Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class B Owners in such Purchaser Group.

          9.2  Notices.

          (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to an Agent or Class B Purchaser, as set forth on the signature pages hereto or in its respective Joinder Supplement or Transfer Supplement, or, with respect to the Issuer, the Sellers or the Servicer, as set forth in the Indenture or to such other address as may be hereafter notified by the respective parties hereto:

     Administrative Agent:    Deutsche Bank Trust Company Americas
                              Mail Stop: NYC1701
                              60 Wall Street
                              New York, NewYork 10005
                              Attention: Jim Portela / Donna Liparulo
                              Telephone: (212) 602-1099
                              Telefax: (212) 669-0143

          (b) Unless otherwise directed by the Administrative Agent, all payments to it shall be made by federal wire to the Administrative Agent, at its account (Account # 99-401-268

Reference: AmeriCredit Corp Attn: Donna Liparulo) maintained at Deutsche Bank Trust Company Americas, New York, NY 10005 (ABA# 021-001-033), or such other account as the Administrative Agent may designate in writing to the Issuer. The Administrative Agent shall distribute such payments to the Class B Purchasers promptly upon receipt. Unless otherwise directed by an Agent or Class B Purchaser, all payments to it shall be made by federal wire to the account specified on the signature pages hereto or in the Joinder Supplement or Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Joinder Supplement or Transfer Supplement, that the Agent, the Issuer, the Servicer or the Trustee, as the case may be, shall have received notice thereof).

          (c) The Administrative Agent will promptly forward copies of all certificates, notices and reports received hereunder to the Agents.

          9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of AFC, the Sellers, AmeriCredit, the Servicer, the Issuer, the Administrative Agent, the Agents, the Class B Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in Section 6.4, 7.3 or
11.4 of the Sale and Servicing Agreement, AFC, the Sellers, AmeriCredit and the Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Required Class B Owners and the Required Class B Purchasers; provided, further, that in connection with any such assignment (including an assignment by operation of law), the assignee shall expressly agree in writing to assume all the obligations of AFC, a Seller, AmeriCredit or the Servicer, as applicable, hereunder and provided further that no assignment permitted hereunder shall relieve AFC, either Seller, AmeriCredit or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

          9.5 Successors to Servicer. In the event that a transfer of servicing occurs under Section 8.3 of the Sale and Servicing Agreement, (i) from and after the effective date of such transfer, the Successor Servicer shall be the successor in all respects to the Servicer and shall be responsible for the performance of all functions to be performed by the Servicer from and after such date, except as provided in the Sale and Servicing Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, and (ii) as of the date of such transfer, the Successor Servicer shall be deemed to have made with respect to itself the representations and warranties made in Section 4.1 hereof (in the case of subsection 4.1(a) with appropriate factual changes); provided, however, that the references to the Servicer contained in Section 5.1 of this Agreement shall be deemed to refer to the Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Servicer was Servicer under this Agreement and shall be deemed to refer to the Successor Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Successor Servicer acts as Servicer under this Agreement; provided, however, to the extent that an obligation to indemnify Indemnitees under Section 2.6 hereof arises as a result of any act or failure to act of any Successor Servicer in the performance of servicing obligations under the Sale and Servicing Agreement, such indemnification obligation shall be of the Successor Servicer and not its predecessor. Upon any transfer of servicing to a Successor Servicer, such Successor Servicer shall furnish to the Administrative Agent and each Agent copies of its audited annual financial statements for each of the three preceding fiscal years or if the Trustee or any other banking institution becomes the Successor Servicer, such Successor Servicer shall provide, in lieu of the audited financial statements required in the immediately preceding clause, complete and correct copies of the publicly available portions of its Consolidated Reports of Condition and Income as submitted to the FDIC for the two most recent year end periods.

          9.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          9.8 Integration. This Agreement and the Supplemental Fee Letters, as applicable, represent the agreement of AFC (individually and as Seller), AmeriCredit (individually, as Seller and as Servicer), the Issuer, the Administrative Agent, the Agents and the Class B Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

          9.9 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          9.10 Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 9.2 of this Agreement (provided that, nothing in this Agreement shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

          9.11 Termination. This Agreement shall remain in full force and effect until the earlier to occur of (a) payment in full of the Class B Principal Balance and all other amounts payable to the Class B Purchasers, the Agents and the Administrative Agent hereunder and the termination of all Commitments and
(b) the Termination Date; provided, that the provisions of Sections 2.4, 2.5, 2.6, 6.1, 6.2, 7.7, 8.2, 9.10, 9.12 and 9.14 shall survive termination of this
Agreement and any amounts payable to the Administrative Agent, the Agents, Class B Purchasers or any Affected Party thereunder shall remain payable thereto.

          9.12 No Proceedings.

          (a) The Administrative Agent and each Agent and each Class B Purchaser covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Issuer or AFC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States for one year and a day after the latest maturing Note has been paid.

          (b) Each of AFC (individually and as Seller), AmeriCredit (individually, as Seller and as Servicer), the Issuer, the Administrative Agent, each Agent and each Class B Purchaser hereby agrees that it shall not institute or join against, or knowingly or intentionally encourage or cooperate with any other Person in instituting against, any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

          9.13 No Recourse.

          (a) The obligations of each CP Conduit under this Agreement, or any other agreement, instrument, document or certificate executed or delivered or issued by such CP Conduit or any officer thereof are solely the corporate, limited liability company or partnership obligations of such CP Conduit. No recourse shall be had for the payment of any fee or other obligations, instrument, document or certificate executed and delivered or issued by any CP

Conduit or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of any CP Conduit.

          (b) Each of AFC (individually and as Seller), AmeriCredit (individually, as Seller and as Servicer), the Issuer, the Administrative Agent, each Agent and each Class B Purchaser hereby irrevocably waives all right of setoff that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of any CP Conduit at any time held by or in the possession of such Person.

          (c) Notwithstanding anything in this Agreement to the contrary, a CP Conduit shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to such CP Conduit after paying or making provision for the payment of its Commercial Paper Notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by such CP Conduit exceeds the amount available to such CP Conduit to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

          9.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Class B Notes hereunder and the termination of this Agreement.

          9.15 Waiver of Jury Trial. EACH PARTY HERETO (INDIVIDUALLY AND, IN THE CASE OF AFC, AS A SELLER, AND, IN THE CASE OF AMERICREDIT, AS A SELLER AND AS SERVICER) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS B NOTES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT AND FOR CLASS B PURCHASERS PURCHASING AN INTEREST IN THE CLASS B NOTES DESCRIBED HEREIN AND THE ADMINISTRATIVE AGENT AND EACH AGENT AGREEING TO ACT AS SUCH HEREUNDER.

          9.16 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

          9.17 Amendment and Restatement of Indenture and Sale and Servicing Agreement. Each Class B Purchaser hereby expressly consents to: (i) the amendment and restatement of the Indenture as provided in the Second Amended and Restated Indenture, dated as of November 5, 2003, by and among the Issuer, the Trustee and the Administrative Agent, and (ii) the amendment and restatement of the Sale and Servicing Agreement, as provided in the Second Amended and Restated Sale and Servicing Agreement, dated as of October 31, by and among the Issuer, AFC, as a Seller, AmeriCredit, as a Seller and Servicer, and Bank One, NA, in the forms previously distributed to such Class B Purchaser.

          9.18 CP Conduit as Committed Purchaser. Notwithstanding anything herein to the contrary, a CP Conduit may execute this Agreement as both a CP Conduit and a Committed Purchaser and, in such event, such CP Conduit shall have the rights and obligations of both a CP Conduit and a Committed Purchaser set forth herein. In no event shall the foregoing prevent a CP Conduit from exercising its rights to Assign or Transfer some or all of its Class B Note to one or more Support Parties.

          9.19 Effectiveness of Amendment and Restatement. The amendment and restatement of this Agreement set forth herein shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the other parties hereto and by Noteholders representing the Required Class B Owners and Required Class B Purchasers, (b) receipt by the Administrative Agent (for the account of each Class B Purchaser) of the extension and amendment fees due to each Class B Purchaser under their respective fee letter agreements, each dated as of the date hereof, among such Class B Purchaser, the Issuer and the Administrative Agent and (c) satisfaction of the Rating Agency Condition.

          9.20 Withdrawal of the La Fayette Purchaser Group. The parties hereto agree that, effective as of the date hereof, (a) the La Fayette Purchaser Group has withdrawn as a Purchaser Group, (b) La Fayette Asset Securitization LLC has withdrawn as a Class B Owner, a Class B Purchaser and a CP Conduit, and (c) Credit Lyonnais New York Branch has withdrawn as a Committed Purchaser and a Class B Purchaser, and that such parties have ceased to be parties to this Agreement. The La Fayette Purchaser Group, La Fayette Asset Securitization LLC and Credit Lyonnais New York Branch have executed this Class B Note Purchaser Agreement for the sole purpose of evidencing such withdrawals and that such parties cease to be parties to the Agreement. Credit Lyonnais New York Branch further acknowledges that, as of the date hereof, that certain Class B Floating Rate Asset Backed Note, Registered No. B-2, made by AmeriCredit Master Trust and dated as of March 8, 2002, has been cancelled and is of no further force or effect, and that the original copy of such note shall be delivered to the Trustee.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Class B Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        AMERICREDIT MASTER TRUST

                                        By: Deutsche Bank Trust Company
                                        Delaware, not in its individual capacity
                                        but solely as Owner Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AMERICREDIT FUNDING CORP, VII,
                                        individually and as a Seller


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                        individually, as a Seller and as
                                        Servicer


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                         as Administrative Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                        Mail Stop: NYC1701
                                        60 Wall Street
                                        New York, NewYork 10005
                                        Attention: Jim Portela / Donna Liparulo
                                        Facsimile No.: (212) 602-1099

                                        SEDONA PURCHASER GROUP
                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                         as Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                        31 West 52nd Street
                                        New York, New York 10019
                                        Attention: Structured Finance
                                        Department/Securitization
                                        Facsimile No.: (212) 469-7185

Type of Class B Purchaser:              SEDONA CAPITAL FUNDING CORPORATION
 CP Conduit


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices and Investing
                                        Office:

                                        c/o Deutsche Bank AG, New York Branch
                                        31 West 52nd Street
                                        New York, New York 10019
                                        Attention: Structured Finance
                                        Department/Securitization
                                        Facsimile No.: (212) 469-7185

Type of Class B Purchaser:              DEUTSCHE BANK AG, NEW YORK BRANCH,
Committed

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices and Investing
                                        Office:

                                        Deutsche Bank AG
                                        New York Branch
                                        31 West 52nd Street
                                        New York, New York 10019
                                        Attention: Structured Finance
                                        Department/Securitization
                                        Facsimile No.: (212) 469-7185

                                                                      SCHEDULE I
                                                                      ----------

                Schedule of Committed Purchasers and CP Conduits
                ------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Maximum
Name of Committed                                                 Purchase
Purchaser               Commitment       Name of CP Conduit       Amount
--------------------------------------------------------------------------------
Bank One, N.A.          $    4,828,002   Jupiter Securitization   $    4,828,002
                                         Corporation

Sheffield Receivables   $   14,666,667   Sheffield Receivables    $   14,666,667
Corporation                              Corporation

Credit Suisse First     $   10,000,000   Alpine Securitization    $   10,000,000
Boston, New York                         Corporation
Branch

                                         Gramercy Capital         $   10,000,000
                                         Corporation

                                         Greenwich Funding        $   10,000,000
                                         Corporation

Deutsche Bank AG,       $    6,666,667   Sedona Capital Funding   $    6,666,667
New York Branch                          Corporation

JPMorgan Chase Bank     $   15,914,705   Park Avenue              $   15,914,705
                                         Receivables
                                         Corporation

Lehman Brothers         $   10,000,000   MMP-3 Funding, LLC       $   10,000,000
Holdings Inc.

Wachovia Bank,          $   13,333,333   Variable Funding         $   13,333,333
National Association                     Capital Corporation

Paradigm Funding LLC    $    6,666,667   Paradigm Funding LLC     $    6,666,667

UBS Purchaser Group     $   12,000,000   UBS Warburg Real         $   12,000,000
                                         Estate Securities Inc.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                            FORM OF INVESTMENT LETTER
                            -------------------------

                                               [Date]

[Name and address of Issuer]

[Name and address of Transferee Class B Purchaser]

     Re   AmeriCredit Master Trust
          Floating Rate Asset Backed Notes, Class B
          -----------------------------------------

Ladies and Gentlemen:

          This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to subsection 8.1(a) of the Second Amended and Restated Class B Note Purchase Agreement dated as of November 5, 2003 (as in effect, the "Note Purchase Agreement"), among AFC, AmeriCredit Master Trust, AmeriCredit Financial Services, Inc., the Class B Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement. The Purchaser represents to and agrees with the Issuer as follows:

          (a) The Purchaser is authorized [to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement].

          (b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class B Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent or any other Class B Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Receivables, AFC, the Sellers, AmeriCredit, the Servicer, the Issuer, the Backup Servicer, the Trust Collateral Agent and the Trustee and made its own decision to purchase its interest in the Class B Notes, and will, independently and without reliance upon the Administrative Agent, any Agent or any other Class B Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Receivables, AFC, the Sellers, AmeriCredit, the Servicer, the Issuer, the Backup Servicer, the Trust Collateral Agent and the Trustee.

          (c) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Notes and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Class B Notes has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Class B Notes has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

          (d) The Purchaser is acquiring an interest in Class B Notes without a view to any distribution, resale or other transfer thereof except, with respect to any Class B Note or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Class B Note, except in accordance with Section 8.1 of the Note Purchase Agreement and
     (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Issuer or any affiliate of the Issuer; or
     (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Class B Notes or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

          (f) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                        Very truly yours,

                                        [NAME OF PURCHASER]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B
                                                                       ---------

                           FORM OF TRANSFER SUPPLEMENT
                           ---------------------------

          TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of
Schedule I hereto, among the Seller Class B Purchaser set forth in Item 2 of
Schedule I hereto (the "Seller Class B Purchaser"), the Purchasing Class B Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Class B Purchaser"), and the Agent set forth in Item 4 of Schedule I hereto (in such capacity, the "Agent") for the Purchaser Group set forth in Item 5 of Schedule I hereto.

                              W I T N E S S E T H:

          WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc. (the "AmeriCredit Parties"), the Class B Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Purchase Agreement"; unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined);

          WHEREAS, the Purchasing Class B Purchaser (if it is not already a Class B Purchaser party to the Note Purchase Agreement) wishes to become a Class B Purchaser party to the Note Purchase Agreement and the Purchasing Class B Purchaser wishes to acquire and assume from the Seller Class B Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

          WHEREAS, the Seller Class B Purchaser wishes to sell and assign to the Purchasing Class B Purchaser, certain of its rights, obligations and commitments under the Note Purchase Agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Seller Class B Purchaser, the Purchasing Class B Purchaser and the Agent, the Agent will promptly transmit to the Servicer, the Sellers, the Trustee, the Seller Class B Purchaser and the Purchasing Class B Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Transfer Effective Date"). From and after the Transfer Effective Date the Purchasing Class B Purchaser shall be a Class B Purchaser party to the Note Purchase Agreement for all purposes thereof as a CP Conduit and, if applicable, a Committed Purchaser, as specified on Schedule II to this Supplement.

          (b) At or before 12:00 Noon, local time of the Seller Class B Purchaser, on the Transfer Effective Date, the Purchasing Class B Purchaser shall pay to the Seller Class B Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Seller Class B Purchaser and such Purchasing Class B Purchaser (the "Purchase Price"), of the portion set forth on Schedule II hereto being purchased by such Purchasing Class B Purchaser of the outstanding Class B Principal Balance under the Class B Note owned by the Seller Class B Purchaser (such Purchasing Class B Purchaser's "Purchaser Percentage") and other amounts owing to the Seller Class B Purchaser under the Note Purchase Agreement or otherwise in respect of the Class B Notes.

          Effective upon receipt by the Seller Class B Purchaser of the Purchase Price from the Purchasing Class B Purchaser, the Seller Class B Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Class B Purchaser, without recourse, representation or warranty, and the Purchasing Class B Purchaser hereby irrevocably purchases, takes and assumes from the Seller Class B Purchaser, the Purchasing Class B Purchaser's Purchaser Percentage of (i) the presently outstanding Class B Principal Balance under the Class B Notes owned by the Seller Class B Purchaser and other amounts owing to the Seller Class B Purchaser in respect of the Class B Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Purchasing Class B Purchaser's Purchaser Percentage of (A) if the Seller Class B Purchaser is a CP Conduit, the Purchaser Percentage of the Seller Class B Purchaser and the other rights and duties of the Seller Class B Purchaser under the Note Purchase Agreement, or (B) if the Seller Class B Purchaser is a Committed Purchaser, the Liquidity Percentage and the Commitment of the Seller Class B Purchaser and other rights, duties and obligations of the Seller Class B Purchaser under the Note Purchase Agreement.

          This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Class B Purchaser and sale by the Seller Class B Purchaser of interests in the Class B Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Class B Purchaser to the Seller Class B Purchaser. The Seller Class B Purchaser hereby confirms that the amount of the Class B Principal Balance is $_________ and its Percentage Interest thereof is ___%, which equals $_________________ as of _________, 20__. Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the Purchaser Percentage or Liquidity Percentage, as applicable, of the Seller Class B Purchaser and the Purchasing Class B Purchaser and the Commitment and the Liquidity Percentage, if applicable, of the Seller Class B Purchaser and the Purchasing Class B Purchaser shall be as set forth in
Schedule II to this Supplement.

          (c) The Seller Class B Purchaser has made arrangements with the Purchasing Class B Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Seller Class B Purchaser to the Purchasing Class B Purchaser of any fees heretofore received by the Seller Class B Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Class B Purchaser to the Seller Class B Purchaser of fees or interest received by the Purchasing Class B Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the Class B Notes from and after the Transfer Effective Date.

          (d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Seller Class B Purchaser in respect of the Class B Notes shall, instead, be payable to or for the account of the Seller Class B Purchaser and the Purchasing Class B Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

               (ii) All interest, fees and other amounts that would otherwise accrue for the account of the Seller Class B Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the Class B Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Seller Class B Purchaser and the Purchasing Class B Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Class B Purchaser, the Seller Class B Purchaser and the Purchasing Class B Purchaser will make appropriate arrangements for payment by the Seller Class B Purchaser to the Purchasing Class B Purchaser of such amount upon receipt thereof from the Agent.

          (e) Concurrently with the execution and delivery hereof, the Purchasing Class B Purchaser will deliver to the Agent and the Issuer an executed Investment Letter in the form of Exhibit A to the Note Purchase Agreement and the forms, if any, required by subsection 2.5(c) of the Note Purchase Agreement.

          (f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

          (g) By executing and delivering this Supplement, the Seller Class B Purchaser and the Purchasing Class B Purchaser confirm to and agree with each other, the Agent and the Class B Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Seller Class B Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Seller Class B Purchaser makes no representation or warranty and assumes no responsibility with respect to the Issuer, the financial condition of the Receivables, AFC, the Sellers, AmeriCredit, the Servicer, the Issuer, the Trust Collateral Agent, the Backup Servicer or the Trustee or the performance or observance by AFC, either Seller, AmeriCredit, the Servicer, the Issuer, the Trust Collateral Agent, the Backup Servicer or the Trustee of any of their respective obligations under the Note Purchase Agreement or any Related Document or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Class B Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Class B Purchaser will, independently and without reliance upon the Administrative Agent, any Agent (as defined in the Note Purchase Agreement) the Seller Class B Purchaser or any other Class B Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Class B Purchaser appoints and authorizes the Agent and the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Agent or the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Note Purchase Agreement; and (vi) each Purchasing Class B Purchaser agrees (for the benefit of the Seller Class B Purchaser, the Administrative Agent, the Agents (as defined in the Note Purchase Agreement), the Class B Purchasers, the Trustee, the Servicer and the Sellers) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Class B Purchaser.

          (h) Schedule II hereto sets forth the revised Purchaser Percentage or the revised Liquidity Percentage, as applicable, and Commitment of the Seller Class B Purchaser, as applicable, the Purchaser Percentage or the Liquidity Percentage, as applicable, and the Commitment of the Purchasing Class B Purchaser, as applicable, and the initial Investing Office of the Purchasing Class B Purchaser, as well as administrative information with respect to the Purchasing Class B Purchaser.

          (i) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

          Re: Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the Class B Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent

Item 1:  Date of Transfer Supplement:

Item 2:  Seller Class B Purchaser:

Item 3:  Purchasing Class B Purchaser:

Item 4:  Name of Agent:

Item 5:  Name of Purchaser Group:

Item 6:  Signatures of Parties to Agreement:


                                        ----------------------------------------
                                        as Seller Class B Purchaser


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        as Purchasing Class B Purchaser


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

CONSENTED TO AND ACCEPTED BY:

[NAME OF AGENT], as Agent


By:
   -------------------------------------
   Name:
   Title:


By:
   -------------------------------------
   Name:
   Title:

[If applicable:]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
  as Administrative Agent


By:
   -------------------------------------
   Name:
   Title:


By:
   -------------------------------------
   Name:
   Title:

                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------

                      LIST OF INVESTING OFFICES, ADDRESSES
                       FOR NOTICES, ASSIGNED INTERESTS AND
                       PURCHASE AND LIQUIDITY PERCENTAGES
                       ----------------------------------

[Seller Class B Purchaser]

A.   Type of Purchaser:     CP Conduit:              Yes/No
                            Committed Purchaser:     Yes/No

B.   Purchaser Percentage:

     Seller Class B Purchaser Purchaser Percentage
     Prior to Sale:                                                      ______%

     Purchaser Percentage Sold:                                          ______%

     Purchaser Percentage Retained:                                      ______%

C.   Commitment (if applicable)

     Seller Class B Purchaser Commitment
     Prior to Sale:                                                    $________

     Commitment Sold:                                                  $________

     Commitment Retained:                                              $________

     Related CP Conduit (applicable to Committed Purchaser):      ___________

D.   Related Committed Purchasers (applicable to CP Conduit)

     Committed Purchasers, Commitments and Liquidity Percentages prior to Sale:

     _________________________                 $____________             ______%

     _________________________                 $____________             ______%

     _________________________                 $____________             ______%

E.   Class B Principal Balance:

     Seller Class B Purchaser
     Class B Principal Balance Prior to Sale:                          $________

     Class B Principal Balance Sold:                                   $________

     Class B Principal Balance Retained:                               $________

[Purchasing Class B Purchaser]
 ----------------------------

A.   Type of Purchaser:     CP Conduit:              Yes/No
                            Committed Purchaser:     Yes/No

B.   Purchaser Percentage:

     Transferee Class B Purchaser Purchaser Percentage
     After Sale:                                                         ______%

C.   Commitment (if applicable)

     Transferee Class B Purchaser Commitment
     After Sale:                                                       $________

     Related CP Conduit (applicable to Committed Purchaser):      ___________

D.   Related Committed Purchasers (applicable to CP Conduit)

     Committed Purchasers, Commitments and Liquidity Percentages after Sale:

     _________________________                 $____________             ______%

     _________________________                 $____________             ______%

     _________________________                 $____________             ______%

E.   Class B Principal Balance:

     Transferee Class B Purchaser
     Class B Principal Balance After Sale:                             $________

Address for Notices:
-------------------


Investing Office:
----------------

                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------

                                     Form of
                            Transfer Effective Notice
                            -------------------------

To:  [Name and address of Sellers,
     Servicer, Trustee, Administrative
     Agent, Seller Class B Purchaser and
     Purchasing Class B Purchaser]

          The undersigned, as Agent under the Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the Class B Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

          Pursuant to such Supplement, you are advised that the Transfer Effective Date will be _____________, ____.

                                        Very truly yours,

                                        [NAME OF AGENT], as Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT C
                                                                       ---------

                               JOINDER SUPPLEMENT
                               ------------------

     JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, AmeriCredit Financial Services, Inc. ("AmeriCredit"), individually, as a Seller and as Servicer, AmeriCredit Funding Corp. VII("AFC"), individually and as a Seller, AmeriCredit Master Trust (the "Issuer"), the Agent named in Item 5 of Schedule I hereto (the "Agent"), and Deutsche Bank Trust Company Americas, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, this Supplement is being executed and delivered under the Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, among AmeriCredit, AFC, the Issuer, the Class B Purchasers from time to time parties thereto, the Agents for the Purchaser Groups from time to time parties thereto, and the Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Agreement"; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined); and

     WHEREAS, the party set forth in Item 2 of Schedule I hereto (the "Proposed Purchaser") wishes to become a Class B Purchaser designated as a [CP Conduit][Committed Purchaser] party to the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (a) Upon receipt by the Administrative Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Proposed Purchaser, AmeriCredit, AFC, the Issuer, the Agent and the Administrative Agent, the Administrative Agent will transmit to the Proposed Purchaser, AmeriCredit, AFC, the Issuer and the Agent, a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the Proposed Purchaser shall be a Class B Purchaser designated as a [CP Conduit][Committed Purchaser] party to the Agreement for all purposes thereof.

     (b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

     (c) By executing and delivering this Supplement, the Proposed Purchaser confirms to and agrees with the Administrative Agent, the Agents and the Class B Purchasers as follows: (i) none of the Administrative Agent, the Agents or the Class B Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the Class B Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Agreement, any other Related Document or any other instrument or document furnished pursuant thereto;
(ii) the Proposed Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Purchaser will, independently and without reliance upon the Administrative Agent, any Agent or any other Class B Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Agreement; (v) the Proposed Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Agreement; and (vi) the Proposed Purchaser agrees (for the benefit of the parties hereto and the other Class B Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Class B Purchaser designated as a [CP Conduit][Committed Purchaser].

     (d) Schedule II hereto sets forth administrative information with respect to the Proposed Purchaser.

     (e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------

                          COMPLETION OF INFORMATION AND
                        SIGNATURES FOR JOINDER SUPPLEMENT

     Re: Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent.

Item 1: Date of Joinder Supplement: _________________________

Item 2: Proposed Purchaser:         _________________________

Item 3: Type of Class B Purchaser:  ________CP Conduit
                                    ________Committed

Item 4: Complete if Committed Purchaser:  Commitment - $_____________________
                                            Committed Purchaser with respect to:

                                            ------------------------------------
                                            [Name of CP Conduit]

Item 5: Name of Agent:____________________

Item 6: Name of Purchaser Group:____________________

Item 7: Signatures of Parties to Agreement:


                                        ____________________________________, as
                                        Proposed Purchaser


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                        individually, as Seller and as Servicer


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AMERICREDIT FUNDING CORP. VII,
                                        individually and as a Seller


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AMERICREDIT MASTER TRUST,
                                        By:  AmeriCredit Financial Services,
                                             Inc., attorney-in-fact


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                         as Administrative Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        [NAME OF AGENT], as Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------

                       LIST OF INVESTING OFFICES, ADDRESS
                        FOR NOTICES AND WIRE INSTRUCTIONS
                       ----------------------------------

Address for Notices: ___________________
-------------------  ___________________
                     ___________________

Investing Office:    ___________________
----------------

Wire Instructions:   ___________________
-----------------

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------

                                     FORM OF
                            JOINDER EFFECTIVE NOTICE
                            ------------------------

To: [Name and address of AmeriCredit, AFC, the Issuer, Agent and Proposed Purchaser]

     The undersigned, as Administrative Agent under the Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

     Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Purchaser] will be _____________ and such Proposed Purchaser will be a Class B Purchaser designated as a [CP Conduit][Committed Purchaser with a Commitment of $__________].

                                        Very truly yours,

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                         as Administrative Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT D

                            FORM OF BORROWING NOTICE

                                        [date]

To:  Deutsche Bank Trust Company Americas,
      as Administrative Agent
     Mail Stop: NYC1701
     60 Wall Street
     New York, NewYork 10005
     Attention: Jim Portela / Donna Liparulo

     Bank One, NA, as Trustee
     1111 Polaris Parkway Suite 1K
     Mail Code OH1-0181
     Columbus, Ohio 43240
     Attention: John Rothrock

     Re: Borrowing under Second Amended and Restated Indenture, dated as of November 5, 2003 (as amended, the "Indenture"; terms used herein but not defined herein shall have the respective meanings given thereto in the Indenture) among AmeriCredit Master Trust, a Delaware statutory trust (the "Issuer"), Bank One, NA, a national banking association, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (the "Administrative Agent")

Ladies and Gentlemen:

          The Issuer hereby requests a Borrowing pursuant to Section 12.6(a) of the Indenture and the following agreements:

          (a) Second Amended and Restated Class A-1 Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class A-1 Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

          (b) Second Amended and Restated Class A-2 Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class A-2 Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

          (c) Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class B Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

          (d) Second Amended and Restated Class C Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc.,

     AmeriCredit Funding Corp. VII, the Class C Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent.

          1. The Borrowing Date for the advance requested hereby (the "Subject Advance") is ________________, which is a Business Day permitted as a Borrowing Date pursuant to Section 2.1(c) of each Note Purchase Agreement. The requested Fixed Period for the Subject Advance is _____.

          2. The Additional Class A Principal Amount requested hereby is $__________________, the Additional Class B Principal Amount requested hereby is $__________________, and the Additional Class C Principal Amount requested hereby is $__________________.

          3. The proceeds of the Subject Advance should be deposited into the following account located in the United States of America:

          [Provide name and number of account, and name, address and ABA number for depository institution as well as a contact person].

          4. The undersigned hereby certifies and represents that each of the applicable conditions set forth in Section 3.2 of each Note Purchase Agreement and Section 12.6 of the Indenture to the making of the Subject Advance have been satisfied.

          5. Attached hereto as Exhibits A and B are a Borrowing Base Confirmation and a Schedule of Receivables (as such terms are defined and/or used in the Indenture), respectively, each complying with the requirements of the Indenture. [IF THE ISSUER IS PURCHASING ADDITIONAL RECEIVABLES: Also attached as Exhibit C is the Collateral Receipt required under Section 3.2 of the Note Purchase Agreement. ]

                                        Very truly yours,

                                        AMERICREDIT MASTER TRUST
                                        By:  AmeriCredit Financial Services,
                                             Inc., attorney-in-fact


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT E

                         FORM OF NOTICE OF FIXED PERIOD

                                        [date]

To:  Deutsche Bank Trust Company Americas,
      as Administrative Agent
     Mail Stop: NYC1701
     60 Wall Street
     New York, NewYork 10005
     Attention: Jim Portela / Donna Liparulo

     [addresses of other Agents]

     Re: Borrowing under Second Amended and Restated Indenture, dated as of November 5, 2003 (as amended, the "Indenture"; terms used herein but not defined herein shall have the respective meanings given thereto in the Indenture) among AmeriCredit Master Trust, a Delaware statutory trust (the "Issuer"), Bank One, NA, a national banking association, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (the "Administrative Agent")

Ladies and Gentlemen:

          Reference is made to the Borrowing, the Fixed Period of which ends on _____, 200_, and the Additional Class A Principal Amount of which is $__________________, the Additional Class B Principal Amount of which is $__________________, and the Additional Class C Principal Amount of which is $__________________. Pursuant to each of the following agreements:

          (a) Second Amended and Restated Class A-1 Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class A-1 Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

          (b) Second Amended and Restated Class A-2 Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class A-2 Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

          (c) Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class B Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

          (d) Second Amended and Restated Class C Note Purchase Agreement, dated as of November 5, 2003, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, the Class C Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

the Issuer hereby notifies you that the subsequent Fixed Period for such Borrowing shall be _____.

                                        Very truly yours,

                                        AMERICREDIT MASTER TRUST
                                        By:  AmeriCredit Financial Services,
                                             Inc., attorney-in-fact


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE 1  DEFINITIONS.........................................................2
     1.1   Definitions.........................................................2
     1.2   Other Definitional Provisions......................................13

ARTICLE 2  AMOUNT AND TERMS OF COMMITMENTS....................................13
     2.1   Purchases..........................................................13
     2.2   Reductions and Extensions of Commitments...........................16
     2.3   Interest, Fees, Expenses, Payments, Etc............................17
     2.4   Requirements of Law................................................21
     2.5   Taxes..............................................................24
     2.6   Indemnification....................................................27
     2.7   Expenses, etc......................................................29
     2.8   Effect of Event of Default.........................................30

ARTICLE 3  CONDITIONS PRECEDENT...............................................30
     3.1   Conditions to Initial Purchase.....................................30
     3.2   Condition to Purchases.............................................33

ARTICLE 4  REPRESENTATIONS AND WARRANTIES.....................................35
     4.1   Representations and Warranties of AmeriCredit, AFC
           and the Issuer.....................................................35

ARTICLE 5  COVENANTS..........................................................39
     5.1   Covenants..........................................................39

ARTICLE 6  MUTUAL COVENANTS REGARDING CONFIDENTIALITY.........................40
     6.1   Covenants..........................................................40
     6.2   Covenants of Class B Purchasers....................................41

ARTICLE 7  THE AGENTS.........................................................41
     7.1   Appointment........................................................41
     7.2   Delegation of Duties...............................................42
     7.3   Exculpatory Provisions.............................................42
     7.4   Reliance by Agents.................................................43
     7.5   Notices............................................................43
     7.6   Non-Reliance on Agents and Other Class B Purchasers................43
     7.7   Indemnification....................................................44
     7.8   Agents in their Individual Capacity................................44
     7.9   Successor Agents...................................................45

ARTICLE 8  SECURITIES LAWS; TRANSFERS.........................................45
     8.1   Transfers of Class B Notes.........................................45
     8.2   Tax Characterization...............................................50

                                Table of Contents
                                -----------------
                                   (continued)
                                                                            Page
                                                                            ----

ARTICLE 9  MISCELLANEOUS......................................................50
     9.1   Amendments and Waivers.............................................50
     9.2   Notices............................................................51
     9.3   No Waiver; Cumulative Remedies.....................................52
     9.4   Successors and Assigns.............................................52
     9.5   Successors to Servicer.............................................52
     9.6   Counterparts.......................................................53
     9.7   Severability.......................................................53
     9.8   Integration........................................................53
     9.9   Governing Law......................................................53
     9.10  Jurisdiction; Consent to Service of Process........................53
     9.11  Termination........................................................54
     9.12  No Proceedings.....................................................54
     9.13  No Recourse........................................................54
     9.14  Survival of Representations and Warranties.........................55
     9.15  Waiver of Jury Trial...............................................55
     9.16  Limitation of Liability of Owner Trustee...........................55
     9.17  Amendment and Restatement of Indenture and Sale and
           Servicing Agreement................................................56
     9.18  CP Conduit as Committed Purchaser..................................56
     9.19  Effectiveness of Amendment and Restatement.........................56
     9.20  Withdrawal of the La Fayette Purchaser Group.......................56

                                    SCHEDULES

Schedule I:  Schedule of Committed Purchasers and CP Conduits

                                LIST OF EXHIBITS

Exhibit A   Form of Investment Letter
Exhibit B   Form of Transfer Supplement
Exhibit C   Form of Joinder Supplement
Exhibit D   Form of Borrowing Notice
Exhibit E   Form of Notice of Fixed Period

                                      (ii)